SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

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NovaBay Pharmaceuticals, Inc.

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 NOVABAY PHARMACEUTICALS, INC.

5980 Horton Street, Suite 550

Emeryville, California 94608

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 3, 2016

To the Stockholders of NovaBay Pharmaceuticals, Inc.:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of NovaBay Pharmaceuticals, Inc., a Delaware corporation. The Annual Meeting will be held on Tuesday, May 3, 2016, at 10:00 a.m. Pacific Time at the Wareham Building, 5858 Horton Street, Suite 260, Emeryville, California 94608, for the following purposes:

1.

To elect the three (3) Class III directors nominated by our Board of Directors to hold office for a term of three (3) years and until their respective successors are elected and qualified. The nominees for election are Paul E. Freiman, Gail Maderis and Xiaoyan (Henry) Liu.

2.

To approve of the issuance of shares of NovaBay common stock and warrants exercisable for common stock to purchasers pursuant to the terms of a Securities Purchase Agreement, dated April 4, 2016, in accordance with the stockholder approval requirements of NYSE MKT Company Guide Sections 713 and 711.

3.	To approve an amendment to the 2007 Omnibus Incentive Plan, as amended, to increase the number of shares reserved for issuance thereunder by two million, five hundred thousand (2,500,000) shares.

4.	To approve, on an advisory basis, the compensation of NovaBay’s named executive officers, as disclosed in this Proxy Statement.

5.	To ratify the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

6.	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The record date for the Annual Meeting is April 7, 2016. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, May 3, 2016.

The Proxy Statement and Annual Report to security holders are available at www.edocumentview.com/NBY (for all stockholders).

April 18, 2016	By Order of the Board of Directors,

/s/ Mark M. Sieczkarek
Mark M. Sieczkarek Chairman of the Board

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

i

Executive Officers	29
Summary Compensation Table	29
2015 Performance Incentives	31
2014 Performance Incentives	31
Outstanding Equity Awards at Fiscal Year-End	32
Payments Pursuant to a Separation Agreement with Dr. Ramin Najafi	33
Employment-Related Agreements and Potential Payments Upon Termination or Change in Control – Mark Sieczkarek, Thomas Paulson and Justin Hall	33
Recent Developments after Fiscal Year End December 31, 2015	36
Director Compensation	36
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	38
EQUITY COMPENSATION PLAN INFORMATION	40
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	40
March 2015 Offering	40
May 2015 Offering	41
October 2015 Offering	42
January 2016 Bridge Loan	42
February 2016 Offering	43
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	43
ANNUAL REPORT	43
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS OR NOMINATIONS	43
Due Date For Stockholder Proposals and Nominations For Next Year’s Annual Meeting	43
HOUSEHOLDING OF PROXY MATERIALS	44
DIRECTIONS TO ANNUAL MEETING LOCATION	44
OTHER BUSINESS	44

ii

NOVABAY PHARMACEUTICALS, INC.

5980 Horton Street, Suite 550

Emeryville, California 94608

____________

PROXY STATEMENT
FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

____________

This proxy statement (the “Proxy Statement”), the accompanying Notice of the Annual Meeting of Stockholders (the “Notice”) and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NovaBay Pharmaceuticals, Inc., a Delaware corporation (“NovaBay,” the “Company,” “we,” “our,” or “us”), to be voted at the 2016 Annual Meeting of Stockholders to be held on Tuesday, May 3, 2016 (the “Annual Meeting”), and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at 10:00 a.m. Pacific Time at the Wareham Building, 5858 Horton Street, Suite 260, Emeryville, California 94608. The Proxy Statement, the Notice, the proxy card and other proxy materials are expected to be mailed on or about April 18, 2016, to all stockholders entitled to vote at the Annual Meeting.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the Notice and are described in more detail in this Proxy Statement.

Voting; Quorum

The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as April 7, 2016 (“Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Each stockholder is entitled to one (1) vote for each share of our common stock held by such stockholder as of the Record Date. As of the Record Date, 5,074,806 shares of our common stock were outstanding, and no shares of our preferred stock were outstanding.

The presence at the Annual Meeting, either in person or by proxy duly authorized, of holders of a majority of the voting power of all the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., shares held by a broker, bank or other nominee that are represented at the Annual Meeting, but with respect to which such broker, bank or other nominee is not instructed to vote on a particular proposal and does not have discretionary voting power). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes and votes marked “WITHHELD” will not be counted towards the tabulation of votes cast on such proposals presented to the stockholders.

Required Votes

For Proposal One, the election of Class III directors, the three (3) nominees nominated by our Board receiving the highest number of “FOR” votes of our common stock, present or represented by proxy duly authorized and entitled to vote at the Annual Meeting, will be elected. “WITHHELD” votes and broker non-votes will have no effect.

For Proposal Two, the approval of the issuance of shares of NovaBay common stock and warrants exercisable for common stock to purchasers pursuant to the terms of a Securities Purchase Agreement, dated April 4, 2016, in accordance with the stockholder approval requirements of NYSE MKT Company Guide Sections 713 and 711, requires “FOR” votes from a majority of the shares present and entitled to vote at the Annual Meeting.  Abstentions will have the same effect as “AGAINST” votes. Broker non-votes will have no effect.

For Proposal Three, the approval of our 2007 Omnibus Incentive Plan, as amended, requires “FOR” votes from a majority of the shares present and entitled to vote at the Annual Meeting.  Abstentions will have the same effect as “AGAINST” votes. Broker non-votes will have no effect.

For Proposal Four, the advisory vote on NovaBay’s named executive officers’ compensation requires “FOR” votes from a majority of the shares present and entitled to vote at the Annual Meeting.  Abstentions will have the same effect as “AGAINST” votes.  Broker non-votes will have no effect.

For Proposal Five, the ratification of the appointment by our Audit Committee of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, requires “FOR” votes from a majority of the shares present and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Proxies

Please use the enclosed proxy card to vote by mail. If your shares are held in street name, then in lieu of a proxy card, you should receive from your broker, bank or other nominee an instruction form for voting. You must follow the voting instructions you receive from your broker, bank or other nominee. Should you receive more than one proxy card or voting instruction form, it is because your shares are held in multiple accounts or registered in different names or addresses. Please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure all of your shares will be voted. Only proxy cards that have been signed, dated, and timely returned will be counted towards the quorum and entitled to vote. If you have any questions or need assistance in voting your shares, including casting or changing your vote, please contact our proxy solicitor, Georgeson Inc., at (888) 680-1525.

If the enclosed proxy card is properly signed and returned to us, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board under Proposal One unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals Two, Three, Four and Five described in the Notice and this Proxy Statement.

The enclosed proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting. We have not been notified by any stockholder of his or her intent to present a stockholder proposal at the Annual Meeting.

Effect of Not Voting

Stockholder of Record; Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, over the Internet or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner; Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner and do not instruct your broker, bank or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers, banks or other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management supported. Accordingly, your broker, bank or other nominee may not vote your shares on Proposals One, Two, Three or Four, but may vote your shares on Proposal Five.

Revoking Proxies

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our Corporate Secretary, Mr. Thomas J. Paulson, at our principal executive offices at 5980 Horton Street, Suite 550, Emeryville, California 94608. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. Simply attending the meeting will not, by itself, revoke your proxy. If your shares are held in street name and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. In the absence of a legal proxy issued by the record holder of your shares, your vote in person at the Annual Meeting will not be effective.

Voting by Telephone or through the Internet

If your shares are registered in the name of a broker, bank or other nominee, you may be eligible to vote your shares by telephone or through the Internet. A large number of brokers, banks or other nominees provide eligible stockholders the opportunity to vote in this manner. If your broker, bank or other nominee allows for this, your voting form will provide instructions for such alternative method of voting.

Solicitation

NovaBay will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Notice, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of these materials will be furnished to brokers, banks or other nominees holding shares in their names that are beneficially owned by others so they may forward these materials to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

Results of the Voting at the Annual Meeting

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four (4) business days after the Annual Meeting.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

____________

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a classified board of directors consisting of three (3) classes of directors, each serving staggered three (3)-year terms. As a result, a portion of our Board will be elected each year.

Our Board currently consists of eight (8) persons. The Company has had several changes to its Board in the last year:

●	On April 10, 2015, the Board appointed Mark M. Sieczkarek to replace Dr. Ramin Najafi as Chairman of the Board.

●

On November 18, 2015, Dr. Najafi notified the Board of his intent to resign as President, Chief Executive Officer (“CEO”) and director of the Company, which was effective on the close of business on the same day, thereby leaving a vacancy on the Board.

●

On January 26, 2016, our Board approved an increase in its membership from seven (7) to eight (8) members, resulting in a second Board vacancy. China Kington Asset Management (“China Kington”), as partial consideration for facilitating a $3,020,000 bridge loan for the Company, nominated two (2) new directors—Mr. Mijia (Bob) Wu (“Mr. Bob Wu”) and Mr. Xiaoyan (Henry) Liu (“Mr. Henry Liu”)—to fill the vacancies on the Company’s Board. The Nominating and Corporate Governance Committee, after reviewing such directors’ relevant experience and background and discussing the same, recommended that the Board appoint Mr. Bob Wu and Mr. Henry Liu as Board members. Accordingly, the size of our Board currently consists of eight (8) persons.

In light of the changes described above and upon the recommendation of the Nominating and Corporate Governance Committee of the Board, Mr. Henry Liu has been designated as a Class III director whose term expires at the Annual Meeting, and Mr. Bob Wu has been designated as a Class I director whose term expires at the 2017 Annual Meeting of Stockholders.

Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, our Board selected and approved Mr. Henry Liu, Mr. Freiman and Ms. Maderis as nominees for election in the class being elected at this Annual Meeting to serve for a term of three (3) years, expiring at the 2019 Annual Meeting of Stockholders, and until their successors are duly elected and qualified or until their earlier resignation or removal. Each nominee has agreed to serve if elected. Management has no reason to believe any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the proxy holders will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the nominees named below.

Dr. Massimo Radaelli and Mr. Sieczkarek have been designated Class II directors whose terms expire at the 2018 Annual Meeting of Stockholders. Dr. McPherson, Mr. Xinzhou (Paul) Li (“Mr. Paul Li”), and Mr. Bob Wu have been designated Class I directors whose terms expire at the 2017 Annual Meeting of Stockholders.

Required Vote for Stockholder Approval

The three (3) nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock present or represented by proxy duly authorized and entitled to vote at the Annual Meeting shall be elected as directors.

Recommendation of Our Board

For the reasons described in this Proxy Statement, our Board recommends unanimously that you vote “FOR” the Class III director nominees listed below.

Directors and Nominees

The names of our directors and nominees, their ages, and positions with us as of April 7, 2016, and biographical information about them, are as follows:

Name	Age	Current Position(s)
Paul E. Freiman(1)(2)(5)(6)	81	Director
Gail Maderis(1)(2)(3)	58	Director
T. Alex McPherson, M.D., Ph.D. (2)(4)(5)	77	Director
Massimo Radaelli, Ph.D.(1)(5)	57	Director
Mark M. Sieczkarek	61	Interim President and CEO, Chairman of the Board and Director
Mijia (Bob) Wu	42	Director
Xinzhou (Paul) Li	52	Director
Xiaoyan (Henry) Liu	42	Director

————————

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Chairman of the Audit Committee.
(4)	Chairman of the Nominating and Corporate Governance Committee.
(5)	Member of the Nominating and Corporate Governance Committee.
(6)	Chairman of the Compensation Committee.

Class III Director Nominees – Terms Expiring at the Upcoming 2016 Annual Meeting

Paul E. Freiman has served as a director of NovaBay since May 2002. He also served as a director of NovaCal Pharmaceuticals (NovaBay’s corporate predecessor) from May 2001 to May 2002. Since January 2009, Mr. Freiman has been an independent pharmaceutical professional and consultant. Mr. Freiman’s prior experience includes serving as the president and chief executive officer of Neurobiological Technologies, Inc. (OTC: NTII) and a member of its board of directors from April 1997 until December 2008. Mr. Freiman’s prior experience also includes serving as the former chairman and chief executive officer of Syntex Corporation (“Syntex”) from 1989 to 1994, which was sold to The Roche Group for $5.3 billion during his tenure. He is credited with much of the marketing success of Syntex’s lead product, Naprosyn, and was responsible for moving the product to over-the-counter status, marketed as Aleve. Mr. Freiman currently serves on the Board of Neurotrope, Inc. (OTCBB: BLFL) since 2013. Mr. Freiman served as chairman of Penwest Pharmaceutical Co. (NASDAQ: PPCO) until 2010, served on the board of directors of Otsuka American Pharmaceuticals, Inc. and Otsuka America, Inc. and served on the board of directors of NeoPharm, Inc. (NASDAQCM: NEOL) until 2010 and Calypte Biomedical Corporation (OTC: CBMC) until September 2009. Mr. Freiman received a B.S. in pharmacy from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy. The Board considers Mr. Freiman’s experience guiding Syntex through an acquisition to be an asset to the Board and believes that Mr. Freiman’s prior experiences as a chief executive officer of pharmaceutical companies gives him operational and industry expertise and leadership skills that are important to our Board. In addition, having spent approximately fifteen (15) years as one of our directors, Mr. Freiman has extensive historical knowledge about NovaBay and provides valuable Board continuity.

Gail Maderis has served as a director of NovaBay since October 2010. Ms. Maderis is currently the president, chief executive officer and a board member of Antiva BioSciences, Inc. (“Antiva”), a privately held biopharmaceutical company focused on developing topical therapeutics for HPV-based diseases. Previously, Ms. Maderis served as the president and chief executive officer of BayBio, an independent, non-profit trade association serving the life sciences industry in Northern California, from 2009 until its merger with the California Healthcare Institute in early 2015. From 2003 to 2009, Ms. Maderis was president and chief executive officer of FivePrime Therapeutics, Inc., a biotechnology company focused on the discovery and development of innovative protein and antibody drugs, and prior to that, she held general management positions at Genzyme Corporation, including founder and president of Genzyme Molecular Oncology, a publicly traded division of Genzyme Corporation, and corporate vice president of Genzyme Corporation from 1997 to 2003. Ms. Maderis has been a member of several private company boards of directors, and currently serves on the board of Opexa Therapeutics, Inc. (NASDAQCM: OPXA). Ms. Maderis received a B.S. degree in Business Administration from the University of California at Berkeley and an M.B.A. from Harvard Business School. The Board considers Ms. Maderis’ current experience at Antiva and prior experiences as chief executive officer of FivePrime Therapeutics, Inc. and as president of Genzyme Molecular Oncology to be an asset to the Board as it gives her operational and industry experience and leadership skills. Through her experience, she has acquired an extensive network of contacts related to financing, partnering and support services for the industry, which are important to our Board. In addition, the Board believes Ms. Maderis’ experience as chief executive officer of BayBio to be an asset to the Board because it resulted in Ms. Maderis having insight into business and policy trends that impact the biopharma industry.

Xiaoyan (Henry) Liu has served as a director of NovaBay since January 2016 and brings more than 15 years of stock market investment experience and 10 years of leadership experience in the telecommunications industry to the Board. Since 2015, Mr. Henry Liu has been the Director of Ant Capital Pty Ltd. (“Ant Capital”), an investment company based in Australia. Prior to founding Ant Capital, Mr. Henry Liu served as Operations Team Lead of Citic Pacific Mining from 2013 to 2014 and Solution Team Lead at ZTE Australia from 2010 to 2013. From 1996 to 2000, Mr. Henry Liu managed the operations team at China Telecom. Mr. Henry Liu received an associate degree of Applied Electrical Technology from the University of Changsha, Hunan, China. With over 15 years of experience with capital markets, particularly those in China and other parts of Southeast Asia, and his strength in bridging financial institutions and companies with Chinese investors, the Board believes that Mr. Henry Liu’s experience will improve the structure, marketing and return of the Company’s future capital raising efforts. In addition, Mr. Henry Liu’s experience as a director of Ant Capital will provide the Board with leading advice on investment analysis and risk management.

Directors with Continuing Terms

Class I Directors – Terms Expiring at the 2017 Annual Meeting

Massimo Radaelli, Ph.D., has served as a director of NovaBay since January 2014 and brings over twenty-six (26) years of industry experience to our Board, including senior leadership positions with major European pharmaceutical companies. Dr. Radaelli is currently the president and chief executive officer of Noventia Pharma (“Noventia”), a specialty pharmaceutical company focused on orphan drugs for the treatment of rare diseases, in particular for the central nervous system and respiratory. Prior to joining Noventia in May 2009, Dr. Radaelli was president and chief executive officer of Dompé International SA (“Dompé”), the international pharmaceutical company of the Dompé Group. He joined Dompé in 1996 as director of corporate business development. Dr. Radaelli is also Executive Chairman of Bioakos Pharma Laboratories, a specialty pharmaceuticals company concentrated in the fields of gynecology, dermatology, ENT and pediatrics and a director of Arriani International, SA, the international subsidiary of Arriani Pharmaceuticals, a pharmaceutical company in Southeastern Europe. Dr. Radaelli currently sits on the board of Ariad Pharmaceuticals, Inc. (NASDAQGM: ARIA), a position he has held since 2008. In July 2015, Dr. Radaelli acquired 25% of Bio Allergologica, a company located in Rome, Italy, focused on developing and commercializing vaccines for seasonal allergies (immunotherapy). Dr. Radaelli received a University Degree in pharmaceutical sciences and a Ph.D. in clinical pharmacology from the University of Milan and an Executive Master of Business from Bocconi University of Milan. Dr. Radaelli was awarded the “Cavaliere della repubblica italiana per meriti speciali,” the highest ranking honor of the Italian Republic. Dr. Radaelli was also awarded the “Grand Office of pro Merito Melitensi of the Sovereign Military Order of the Knights of Malta,” which is one of the highest honors the Italian military can bestow upon a civilian. The Board believes Dr. Radaelli brings significant strategic and international operational industry experience, including expertise in pharmaceutical business development, strategic planning, alliance management, and product development and commercialization. The Board also believes his knowledge of the European, Middle East and Latin American markets will be helpful in the management of our international partnerships.

Mark M. Sieczkarek has served as a director of NovaBay since January 2014, as Chairman of the Board since April 2015, and as Interim President and CEO of NovaBay since November 2015. Mr. Sieczkarek currently serves as chief executive officer of Fe3 Medical, Inc., a private company focused on developing a novel transdermal therapy for iron deficiency anemia, and chief executive officer of MarkAnn Inc., LLC, a private real estate holding company. Mr. Sieczkarek has more than thirty-five (35) years of leadership experience in the pharma, device and diagnostics industries and most recently served as chairman, president and chief executive officer of Solta Medical, Inc. (“Solta”) until it was acquired by Valeant Pharmaceuticals International, Inc. in January 2014. Mr. Sieczkarek was also Lead Director of Solta for seven (7) years and served on the audit committee and as head of the compensation committee. Mr. Sieczkarek also served as president and chief executive officer of Conceptus, Inc. from 2003 to 2011. Previously, Mr. Sieczkarek was senior vice president and president of The Americas Region, responsible for the commercial operation of all Bausch & Lomb businesses in the United States, Canada and Latin America. Mr. Sieczkarek joined Bausch & Lomb in 1995 as vice president and controller in the Personal Products division and also served as president of Europe, and a vice president in Corporate Business Development. Previously, Mr. Sieczkarek held an executive level position with KOS Pharmaceuticals, several Bristol Myers-Squibb subsidiaries and Sanofi Diagnostics Pasteur. Mr. Sieczkarek received a MBA degree in Finance from Canisius College in Buffalo, New York, and a B.S. degree in Accounting from the State University of New York at Buffalo. The Board considers Mr. Sieczkarek’s leadership in guiding Solta through an acquisition and leading Conceptus through its successful commercialization prior to its eventual sale to Bayer to be a valuable asset to the Company. The Board also believes that his prior experiences as a chief executive officer of several medical device companies gives him operational and industry expertise that are important to the future growth of NovaBay.

Mijia (Bob) Wu has been, since June 2008, the Managing Director of China Kington, an affiliated entity of China Kington Investment Co. Ltd. (“Kington Investment”), which acted as the sole placement agent (and received a placement agent fee) for a $6.86 million private placement of NovaBay common stock and warrants to purchase common stock in May 2015. Concurrently, he has served as the Managing Director of Shanghai Ceton Investment Management Co. Ltd. Since October 2013, he has also been the Non-Executive Director of China Pioneer Pharma Holdings Limited (“China Pioneer Pharma”), the Company’s largest stockholder (holding about 24.8% of NovaBay’s total common stock outstanding) and indirect owner of Pioneer Pharma (Singapore) Pte. Ltd. (“Pioneer Singapore”).  Previously, Mr. Bob Wu served as Director at UBS AG, Hong Kong Branch, in 2007 and Vice President of BNP Paribas Hong Kong from 2005 to 2006. He was also the Assistant Vice President at ABN AMRO Bank (China) Co., Ltd. from 2002 to 2005. He holds a Master in Business Administration from Manchester Business School, University of Manchester, and an Executive Master in Business Administration from Cheung Kong Graduate School of Business. He brings to the Board over a decade of valuable experience in finance and investments.

Class II Directors – Terms Expiring at the 2018 Annual Meeting

T. Alex McPherson, M.D., Ph.D., ICD.D, has served as a director of NovaBay since July 2006 and served as the Board’s Lead Independent Director from January 1, 2010 to April 10, 2015, when the position was no longer needed. Dr. McPherson has served as a Professor and Professor Emeritus in the Faculty of Medicine of the University of Alberta since 1969. Previously, Dr. McPherson was president and chief executive officer of Biomira, Inc. (“Biomira”), a biotechnology company specializing in the development of products for the treatment of cancer, from 1991 until his retirement in May 2006. Biomira was recently renamed Oncothyreon and reincorporated in the U.S. (NASDAQ: ONTY). He is a Fellow of the Australasian, Canadian and American Colleges of Physicians and is a past President of both the Alberta and Canadian Medical Associations. He has also served on the board of directors of Carrington Laboratories, Inc. until 2009. Dr. McPherson served as Lead Director of Clean Keys, Inc. from 2011 to 2013. He also served as the Chairman of the Edmonton Chapter of the Institute of Corporate Directors (ICD) of Canada from 2010 to 2014. Dr. McPherson is a current Board member of IR2DX, Inc. and has been since 2011. Dr. McPherson received his M.D. in medicine from the University of Alberta and his Ph.D. from the University of Melbourne. The Board believes Dr. McPherson’s medical background, international industry expertise and his experience in public service bring valuable skills to the Board.

Xinzhou (Paul) Li has served as a director of NovaBay since April 10, 2015. Mr. Paul Li has been the Chairman and Executive Director of China Pioneer Pharma since 2013 (also serving in the role of chief executive officer from November 2013 to December 2014), which, along with its affiliates, is the exclusive distributor of NovaBay’s NeutroPhase® Skin and Wound Cleanser in China and Southeast Asia, as well as NovaBay’s largest stockholder. Mr. Paul Li has not been appointed to any committees. Mr. Paul Li previously served as the Board’s Asia-Pacific advisor for over two (2) years. Mr. Paul Li founded China Pioneer Pharma in July 1996, and is responsible for managing its operations and planning, and for formulating the company’s strategies. He has more than nineteen (19) years of experience in the pharmaceutical services industry and has more than twenty-one (21) years of experience in international trading and management. Prior to China Pioneer Pharma, Mr. Paul Li worked at the Hainan branch of Sumitomo Corporation from 1988 to 1995. Mr. Paul Li graduated from Jianghan Petroleum Normal School with a diploma in English and studied at the China Europe International Business School. The Board believes that Mr. Paul Li’s extensive knowledge of NovaBay’s products and of the pharmaceutical industry generally, his leadership of a successful company dedicated to the promotion and marketing of imported pharmaceutical products and medical devices, and his expertise in the international area, are all skills that are important to our Board. In addition, as a representative of NovaBay’s largest stockholder, Mr. Paul Li is uniquely positioned to represent stockholder interests.

Family Relationships

There are no family relationships among any of our directors, executive officers or director nominees.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

Our Board has adopted a Code of Ethics and Business Conduct which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. The full text of our Code of Ethics and Business Conduct is available on the Corporate Governance section of our website at www.novabay.com. We intend to disclose future amendments to certain provisions of the Code of Ethics and Business Conduct, and any waivers of provisions of the Code of Ethics and Business Conduct required to be disclosed under the rules of the Securities and Exchange Commission (“SEC”), at the same location on our website.

Director Independence

Our Board has determined that each of its members, other than Mr. Sieczkarek, our Interim President and CEO, Chairman of the Board and director, Mr. Paul Li, Mr. Bob Wu and Mr. Henry Liu satisfies the requirements for “independence” as defined in the NYSE MKT Company Guide (the “Company Guide”). The non-independent directors will not serve on any committees of the Board.

Board Committees and Meetings

Our Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each such committee has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on the Corporate Governance section of our website at www.novabay.com.

During the year ended December 31, 2015, the Board and the various committees of the Board held the following number of meetings: Board—ten (10); Audit Committee—five (5); Compensation Committee—four (4); and Nominating and Corporate Governance Committee—three (3). With the exception of Mr. Paul Li, during 2015, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board and committees of the Board while he or she was serving on such committee.

During most of the regularly scheduled Board meetings, the independent directors met in an executive session. Executive sessions were chaired by the Lead Independent Director, Dr. McPherson, until April 10, 2015, when Mr. Sieczkarek was appointed Chairman of the Board (it was determined that with a Chairman, a separate Lead Independent Director was no longer needed). Mr. Sieczkarek led the executive sessions, until he was also appointed as Interim President and CEO on November 18, 2015. At that time, the Company decided not to appoint another Lead Director. After November 18, 2015, when Mr. Sieczkarek was acting in the dual capacity as Chairman and Interim President and CEO, Dr. McPherson acted as Chair of the Board’s executive sessions.

Audit Committee. Our current Audit Committee consists of Mr. Freiman, Dr. Radaelli and Ms. Maderis. Ms. Maderis serves as the Chairman of the Audit Committee. Our Board has determined that each member of the Audit Committee is independent, as defined in the Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Maderis qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The functions of this committee include, but are not limited to:

●	meeting with our management and our independent auditors periodically to consider the adequacy and effectiveness of our disclosure controls and procedures and our internal controls;

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reporting findings regularly to the Board, including any issues that arise with respect to the quality or integrity of our financial statements, our compliance with legal or regulatory requirements, and the performance and independence of our independent auditors;

●	considering and pre-approving all audit and non-audit services to be rendered by our independent auditors;

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appointing, evaluating, engaging and determining the compensation of our independent auditors and overseeing the work of our independent auditors, and when appropriate, dismissing our independent auditors;

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reviewing with management and our independent auditors, prior to public release, our financial statements (including annual and quarterly financial statements in periodic reports to be filed with the SEC);

●	reviewing with our independent auditors all of their significant findings during the year, including the status of previous audit recommendations, and any significant unadjusted audit differences;

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reviewing and discussing with management and our independent auditors the accounting policies that may be viewed as critical, and reviewing and discussing any significant changes in our accounting policies and any accounting and financial reporting proposals that may have a significant impact on our financial reports;

●	resolving disagreements between management and our independent auditors regarding financial reporting;

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inquiring of management, the Chief Financial Officer (“CFO”) and/or the Controller, and our independent auditors, about significant risks or exposures and assessing the steps management has taken to minimize such risks; and

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee.

Compensation Committee. Our current Compensation Committee consists of Mr. Freiman, Dr. McPherson and Ms. Maderis. Mr. Sieczkarek served as the Chairman of the Compensation Committee until November 18, 2015, when he was appointed as Interim President and CEO of the Company, at which time Mr. Sieczkarek could no longer serve as a member of, or Chairman of, the Compensation Committee. In his place, the Board appointed Dr. McPherson to the Committee and elevated current Committee member, Mr. Freiman, to the role of Chairman. Our Board has determined that each member of the Compensation Committee is independent, as defined in the Company Guide. The functions and scope of authority of this committee include, but are not limited to:

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establishing, approving and reviewing the overall corporate policies, goals and objectives for the compensation of our CEO and other executive officers, as well as annually evaluating the performance of our CEO and other executive officers in light of the corporate goals and objectives, and determining and approving the compensation of our CEO and other executive officers;

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periodically reviewing and making recommendations to the Board concerning our equity and other incentive compensation plans, including the need to amend existing plans or adopt new plans or arrangements;

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assisting the Board in the administration of our stock option plans and any equity or incentive compensation plans, and making recommendations to the Board as to stock option grants and other discretionary awards under such plans with respect to the administration of such plans as to the executive officers; and

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reviewing, at least annually, our pension and retirement plans, including any supplemental executive retirement plans, and making recommendations to the Board regarding the need to amend existing plans or adopt new ones for the purpose of implementing the Compensation Committee’s strategy regarding pension and retirement benefits.

The Compensation Committee may delegate its authority to act to subcommittees of the Compensation Committee, as set forth in its charter, but has not done so historically.

Decisions regarding executive compensation are ultimately determined by the Board upon recommendations of the Compensation Committee, which reviews a number of factors in its decisions, including market information about the compensation of executive officers at similarly-sized biotechnology companies within our geographic region, or peer group companies, and recommendations from our CEO and CFO. The CEO and CFO attend all meetings of the Compensation Committee except when their respective compensation packages are being discussed and participate in Compensation Committee discussions setting compensation of other officers and employees. This process allows the Compensation Committee to set compensation at levels it believes are appropriate to retain and motivate our named executive officers (“NEOs”).

Future decisions regarding executive compensation will continue to be the responsibility of our Compensation Committee. In 2014 and 2015, the Compensation Committee reviewed the salaries of our NEOs to evaluate the competitiveness of our executive compensation and to determine whether the total compensation paid to each of our NEOs was reasonable in the aggregate. This review included the compensation to be paid to Mr. Sieczkarek in 2015 for his service as Interim President and CEO, as set forth in his employment agreement, dated December 29, 2015, for a term commencing on December 29, 2015 and ending on March 31, 2016 (with renewal by successive three (3)-month periods until November 18, 2016), pursuant to which the Compensation Committee has the sole discretion to pay one hundred percent (100%) in the form of equity compensation in the effort to conserve cash. The Compensation Committee reviewed salary data and compared existing executive salaries with data of companies in the life sciences industry with fifty (50) employees or less. For each of 2014 and 2015, the Compensation Committee determined that the salaries and total compensation paid to our NEOs was reasonable and no changes were made to either the base salary or target bonus percentages.

Outside director compensation is determined by the entire Board after review and approval by the Compensation Committee. In October 2012, the Board, upon the recommendation of the Compensation Committee, approved the 2013 to 2014 director compensation program, effective on January 1, 2013, to continue until December 31, 2014. In January 2014, the director compensation program was amended to increase the Lead Independent Director’s annual compensation from $12,000 to $20,000, but notably, the Company has not had a Lead Independent Director since April 10, 2015, when the Board appointed Mark M. Sieczkarek as the Chairman of the Board. When Mr. Sieczkarek was appointed as Independent Chairman, the Board amended the non-employee director compensation program to include annual compensation of $35,000 for the Independent Chairman. Each director may elect to take his or her annual compensation in a combination of options and cash. Mr. Sieczkarek’s stock election of 75% was applied to his compensation as Chairman and pro-rated for the year.  The director compensation program is described under the caption “Director Compensation” below.

Nominating and Corporate Governance Committee. Our current Nominating and Corporate Governance Committee consists of Dr. Radaelli, Mr. Freiman and Dr. McPherson. After Mr. Sieczkarek’s appointment as Interim President and CEO of the Company on November 18, 2015, he stepped down from the Nominating and Corporate Governance Committee and Mr. Freiman was appointed to serve in his place. Dr. McPherson is the Chairman of our Nominating and Corporate Governance Committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined in the Company Guide. The functions of this committee include, but are not limited to:

●	assisting the Board in establishing the minimum qualifications for a director nominee, including the qualities and skills that Board members are expected to possess;

●	leading the search and identifying qualified candidates to become members of our Board;

●	selecting nominees for election of directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

●	selecting candidates to fill vacancies on our Board;

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reviewing and recommending to the Board a determination with respect to each director’s “independence” under the listing standards, the rules and regulations of the SEC and any other laws applicable to us;

●	receiving, reviewing and responding to director nominations submitted in writing by our stockholders;

●	reviewing and assisting the Board in developing succession plans for the CEO, and ensuring that a qualified successor to our CEO is at all times identified;

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developing, assessing annually, and making recommendations to the Board concerning appropriate corporate governance policies, including our Code of Ethics and Business Conduct, and monitoring compliance with our Code of Ethics and Business Conduct and other corporate governance policies; and

●	overseeing an annual review of the performance of the full Board and management, and overseeing the annual self-evaluation process of each Board committee.

In connection with its recommendations regarding the composition of the Board, the Nominating and Corporate Governance Committee reviews the appropriate qualities and skills required of directors in the context of the current Board composition. This includes an assessment of each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve our stockholders’ long-term interests. These factors, and others deemed appropriate by the Nominating and Corporate Governance Committee in contributing to our Board’s heterogeneity, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. The Nominating and Corporate Governance Committee leads the search for and selects, or recommends that the Board select, candidates for election to the Board. Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of the Board or by our executive officers. In 2016, as consideration for facilitating a $3,020,000 bridge loan for the Company, the Company permitted China Kington to nominate two (2) directors to serve on the Company’s Board. The Nominating and Corporate Governance Committee carefully reviewed the expertise and qualifications of the two nominees—Mr. Bob Wu and Mr. Henry Liu—and recommended that the Board approve such nominations. Effective January 26, 2016, the Board appointed Mr. Bob Wu and Mr. Henry Liu to the Company’s Board as a Class I director and a Class III director, respectively.

From time to time, the Nominating and Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates. The Board strives to achieve a membership of qualified individuals with a combination of qualities that best serves the Company’s needs. Although we do not have a formal written diversity policy, the Nominating and Corporate Governance Committee consults with the Board to determine the most appropriate mix of characteristics, skills and experiences for the Board as a whole to possess at any given time, and will consider diversity in its process to the extent it deems appropriate. For example, the Nominating and Corporate Governance Committee took into account gender diversity in its determination to recommend that Ms. Maderis be appointed to our Board in 2010, and took into account ethnic diversity in its determination to recommend that Mr. Paul Li be appointed to our Board in 2015, and that Mr. Bob Wu and Mr. Henry Liu be appointed to our Board in 2016. To identify the best candidates for the Board’s needs, the Nominating and Corporate Governance Committee considers the following as the minimum qualifications a nominee must have:

●	Experience at a strategic or policymaking level in a business, government, non-profit or academic organization;

●	Be highly accomplished in his or her respective field, with superior credentials and recognition;

●	Be well regarded in the community and possess a long-term reputation for the highest ethical and moral standards;

●	Sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve;

●	To the extent such nominee serves or has previously served on other boards, a demonstrated history of actively contributing at board meetings.

The Nominating and Corporate Governance Committee also considers industry experience or qualifications, such as generic, brand or biotech experience, general management or financial experience, and diverse experience in business, education, government, law, technology, regulatory compliance, medicine and science. When considering candidates for election (or re-election) to the Board, the Nominating and Corporate Governance Committee considers the entirety of a candidate’s credentials and background in addition to the specific minimum qualifications outlined above. Moreover, the members of the Nominating and Corporate Governance Committee believe that each member of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and minimal conflicts of interest that interfere with his or her performance as a director.

The Nominating and Corporate Governance Committee will consider candidates for director recommended by our stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in our next proxy statement, as described in the Company’s Amended and Restated Bylaws (the “Bylaws”) and provided that such recommendations are received within the timeframe required under the caption “Deadline for Receipt of Stockholder Proposals or Nominations” below. Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, (4) the date(s) on which such shares were acquired and the investment intent of such acquisition, (5) a statement of whether such nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, his or her resignation and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (1) the name and address of each Proponent, as they appear on the Company’s books; (2) the class, series and number of shares of the Company that are owned beneficially and of record by each Proponent; (3) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (4) a representation that the Proponent(s) are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy duly authorized at the meeting to nominate the person(s) specified in the notice; (5) a representation as to whether the Proponent(s) intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees; (6) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (7) a description of all Derivative Transactions (defined as any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

The Nominating and Corporate Governance Committee evaluates each candidate, including Board incumbents, based on the same criteria. After a candidate has been contacted and agrees to be considered as a nominee, the Nominating and Corporate Governance Committee will review the candidate’s resume and other credentials and evaluate the expertise and experience that the candidate would provide to the Board and the Company.

Any potential candidates for director nominee, including candidates recommended by stockholders, are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate given our current needs and those of our Board, to maintain a balance of knowledge, experience and capability. The Nominating and Corporate Governance Committee reviews directors’ overall service during their term, including the number of meetings attended, level of participation and quality of performance. The Nominating and Corporate Governance Committee also determines whether the nominee would be independent, which determination is based upon applicable NYSE MKT listing standards and applicable SEC rules and regulations. The Nominating and Corporate Governance Committee then compiles a list of potential candidates from suggestions it may receive. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates as it deems appropriate, then meets to discuss and consider such candidates’ qualifications, and then selects a nominee for recommendation to the Board by majority vote.

No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any stockholder in connection with the election of directors at the Annual Meeting. Each of the director nominees standing for election at this Annual Meeting is a current director of NovaBay.

Other Board Matters

Board Leadership Structure. Previously, the roles of NovaBay’s CEO and Chairman of the Board were assumed by one person, and our Board determined that it was appropriate to have a Lead Independent Director. Effective January 1, 2010, the Board nominated Dr. McPherson as its Lead Independent Director, and he served in this role until April 10, 2015, when the Board appointed Mr. Sieczkarek as its Chairman. Mr. Sieczkarek was an independent director and hence a separate Lead Independent Director was no longer needed. Following Dr. Ramin Najafi’s resignation as President, CEO and director of the Company on November 18, 2015, Mr. Sieczkarek was appointed to serve in the dual capacity of Chairman of the Board and Interim President and CEO until the Company finds a permanent President and CEO. The Board has decided not to appoint a new Lead Independent Director at this time. In approving this arrangement, the Board considered the immediate needs of the Company for continuity and the period of time in which Mr. Sieczkarek would need to serve in such dual capacity. The Board concluded that it was advisable and in the best interests of the Company to temporarily have Mr. Sieczkarek serve in the joint capacity of Chairman of the Board and Interim President and CEO during the search for a new President and CEO, as Mr. Sieczkarek is familiar with the day-to-day operations and strategic goals of the Company and is well positioned to ensure an efficient transition of duties to a new President and CEO.

Board’s Role in Risk Oversight. One of the Board’s key functions is informed oversight of NovaBay’s risk management process. The Board does not have a formal risk management committee, but rather administers this oversight function through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our Audit Committee is responsible for considering and discussing financial and enterprise risk exposures, including internal controls, and discusses with management, and the independent registered public accountants, our policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance. In addition, under our whistleblower policy, employees wishing to report concerns or complaints they have related to accounting, auditing and internal controls submit such concerns in confidence, or anonymously if desired, to an outside administrator who forwards such complaints to our Audit Committee Chairman. Our Audit Committee monitors the effectiveness of the whistleblower policy. Our Nominating and Corporate Governance Committee monitors the effectiveness of our compliance and ethics policies, including whether they are successful in preventing illegal or improper liability-creating conduct, and our compliance with legal and regulatory requirements, as well as ensures that a qualified successor to the Company’s CEO is at all times identified. Our Compensation Committee monitors NovaBay’s compensation policies to ensure that the compensation packages offered to our executive officers do not present such individuals with the potential to engage in excessive or inappropriate risk-taking activities.

Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that our risk management processes are adequate and functioning as designed. Our Board’s involvement in risk oversight includes receiving regular reports from members of management and evaluating areas of material risk, including operational, financial, legal, regulatory, strategic and reputational risks. As a smaller reporting company with a small Board, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

Annual Meeting Attendance. We do not have a formal policy regarding attendance by members of our Board at the annual meetings of stockholders; however, directors are encouraged to attend all such meetings. In 2015, all of our directors attended the 2015 Annual Meeting of Stockholders, with the exception of Mr. Charles J. Cashion, who did not stand for re-election at such Annual Meeting.

Stockholder Communications to the Board

Our Board has implemented a process by which stockholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our Corporate Secretary, Mr. Thomas J. Paulson, at 5980 Horton Street, Suite 550, Emeryville, California 94608. The name of any specific intended Board recipient should be noted in the communication. Our Corporate Secretary will be responsible primarily for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters. Communications that are primarily commercial in nature or related to an improper or irrelevant topic will not be forwarded to the Board.

PROPOSAL TWO:

APPROVAL OF THE ISSUANCE OF SHARES OF NOVABAY COMMON STOCK AND WARRANTS TO PURCHASE COMMON STOCK TO PURCHASERS PURSUANT TO THE TERMS OF THE SECURITIES PURCHASE AGREEMENT, DATED APRIL 4, 2016, IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF NYSE MKT COMPANY GUIDE SECTIONS 713 AND 711

Summary of the Securities Purchase Agreement

On April 4, 2016, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified on the signature pages thereto (the “Purchasers”), that entitles the Purchasers to receive, for every one (1) share of common stock purchased at $1.91 per share, a warrant to purchase half a share of common stock, with such warrants consisting of a four (4)-year term and with an exercise price of $1.91, callable by the Company if the closing price of NovaBay common stock, as reported on the NYSE MKT, is $4.00 or greater for five (5) sequential trading days (the “Warrants”).

Pursuant to such Purchase Agreement, we agreed to issue and sell to the Purchasers, subject to customary closing conditions, a total of 6,173,299 shares of our common stock and 3,086,651 Warrants to purchase shares of our common stock, for an aggregate purchase price of $11,791,000 (the “Private Placement”). The Private Placement is expected to close in two tranches, the first of which is scheduled to occur on May 5, 2016 (the “Primary Closing”), and the second of which is scheduled to occur on July 31, 2016 (the “Secondary Closing”), following the satisfaction of certain closing conditions specified in the Purchase Agreement, including the approval of the transaction by our stockholders at the 2016 Annual Meeting. Both the Primary Closing of $7,791,000 of our securities and the Secondary Closing of $4,000,000 of our securities shall be subject to the same terms.

Certain Purchasers under the Purchase Agreement are beneficial owners of the Company, who have the right to acquire, within sixty (60) days from the Record Date, certain shares of our common stock (See Security Ownership of Certain Beneficial Owners and Management in this Proxy Statement):

(1)	Pioneer Singapore (together with its affiliates, holding or having the right to acquire 1,286,044 shares of our common stock, or 24.5% of our outstanding shares);

(2)	Jian Ping Fu (holding or having the right to acquire 1,077,544 shares of our common stock, or 20.7% of our outstanding shares); and

(3)	Mr. Sieczkarek, our current Chairman of the Board and Interim President and CEO (holding or having the right to acquire 216,676 shares of our common stock, or 4.2% of our outstanding shares).

China Kington has agreed to serve as placement agent in exchange for a commission equal to six percent (6%) of the total purchase price of the shares sold to Pioneer Singapore, Mr. Fu and other non-U.S. citizen Purchasers who are domiciled outside the United States. The Purchasers consist solely of accredited/qualified investors in accordance with applicable securities rules and regulations promulgated thereunder. The common stock and Warrants we will issue pursuant to the Purchase Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. We are relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws.

Section 713(a) of the Company Guide requires stockholder approval as a prerequisite to NYSE MKT approval of applications to list additional shares that are issued in connection with a transaction involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into common stock) representing 20% or more of such issuer’s presently outstanding common stock for less than the greater of book or market value of the stock. As of the date of the Purchase Agreement, which is the date the NYSE MKT uses for determining the market value of a stock, the offering price of our common stock ($1.91 per share) was less than the greater of book value or market value of the common stock being issued in the Private Placement ($2.05 per share), and as such, the shares issued in the Private Placement will be issued at a discount to market, thereby requiring stockholder approval of the Private Placement.

Company Guide Section 713(a) also requires stockholder approval if the aggregate number of shares of common stock (and/or securities convertible into common stock) to be issued would result in the issuance of 20% or more of the total amount of common stock issued and outstanding. Pursuant to the terms of the Private Placement, we would issue shares and Warrants equal to, in the aggregate, approximately 182% of our total common stock issued and outstanding, thereby triggering stockholder approval.

Furthermore, Company Guide Section 713(b) requires stockholder approval in connection with any transaction involving the issuance, or potential issuance, of additional shares that may result in a change of control of the issuer. Including the common stock being issued in the Private Placement and assuming the full exercise of all warrants owned by the applicable Purchaser, Pioneer Singapore and Mr. Fu will acquire beneficial ownership of 40.9% (or 5,212,748 shares) and 32.1% (or 3,983,304 shares) respectively, of our total common stock outstanding, based on 5,074,806 shares outstanding as of the Record Date. The NYSE MKT has advised us that this would likely constitute a change of control for the purposes of Section 713(b), thereby triggering stockholder approval.

Finally, Company Guide Section 711 requires stockholder approval of any “equity compensation arrangement” with “officers, directors, employees, or consultants” (collectively, “Insiders”), which the NYSE MKT has interpreted to include the issuance and sale at a discount of shares of common stock and/or securities exercisable for common stock to Company Insiders. Because Mark M. Sieczkarek, our Interim President and Chief Executive Officer, and Pioneer Singapore, whose president is one of our directors, will be participating in the Private Placement upon the same terms and conditions as all other investors, including the same discounted pricing terms, the NYSE MKT considers the sale of such stock and Warrants to be an “equity compensation arrangement,” thereby triggering stockholder approval.

Pursuant to this Proposal Two, we are asking our stockholders to approve, in accordance with Sections 713(a), 713(b) and 711 of the Company Guide, the issuance of the Company common stock and Warrants to the Purchasers. If Proposal Two is not approved, then the Company will not issue the common stock or the Warrants to the Purchasers.

Consequences of the Private Placement

Dilutive Effect of Issuances of Common Stock. After both the Primary Closing and the Secondary Closing, Pioneer and Mr. Fu will own approximately 33.1% and 25.2%, respectively, of the Company’s outstanding shares of common stock, excluding warrants. Assuming that none of the Company’s outstanding warrants or options are exercised between the Record Date and the Primary Closing, all other stockholders will beneficially own approximately 42.6% of our outstanding shares of common stock after the Primary Closing. Assuming that none of the Company’s outstanding warrants or options are exercised between the Record Date and the Secondary Closing, all other stockholders will beneficially own approximately 41.7% of our outstanding shares of common stock after the Secondary Closing.

Repayment of the Bridge Loan. Pursuant to the terms of our bridge loan financing completed in January 2016, the proceeds of any subsequent financing, which would include the Private Placement, must first be used to fully repay the $3,020,000 bridge loan. We have agreed with the lenders to repay $2,520,000 in principal from the proceeds of the Primary Closing and $500,000 in principal from the proceeds of the Secondary Closing. As a result, we expect to receive less than $4.9 million in net proceeds from the Primary Closing after repayment of such bridge loan and the placement agent’s commission. Thus, approximately 32.3% of the expected gross proceeds from the Primary Closing and 25.6% of the aggregate expected gross proceeds of the Private Placement must be used to repay the bridge loan.

Rights of Investors. If stockholder approval is received, the rights and privileges associated with our common stock issued in the Private Placement and upon exercise of the Warrants will be identical to the rights and privileges associated with the common stock held by our existing common stockholders, including the right to vote on all matters presented to the holders of our common stock.

Risks of the Private Placement

Pioneer Singapore and Mr. Fu may use their influence to the detriment of our general stockholders. After the Primary Closing, Pioneer Singapore and its affiliates will beneficially own approximately 26.4% of our common stock, and together with the Warrants, approximately 32.5% of our common stock; Mr. Fu will own approximately 31.0% of our common stock, and together with the Warrants, approximately 38.7% of our common stock. After the Secondary Closing, Pioneer Singapore and its affiliates will beneficially own approximately 33.1% of our common stock, and together with the Warrants, approximately 40.9% of our common stock; Mr. Fu will own approximately 25.2% of our common stock, and together with the Warrants, approximately 32.1% of our common stock. Our director Mr. Paul Li is the President of Pioneer Singapore. Pursuant to the arrangement of our bridge loan financing, two (2) of our directors were nominated by China Kington, including Mr. Bob Wu, who is the Managing Director of China Kington and Non-Executive Director of China Pioneer Pharma, and Mr. Henry Liu, who has worked closely with China Kington on other financial transactions in the past. China Kington has negotiated the terms of Mr. Fu’s past investments in our securities.

As a result, Pioneer Singapore and China Kington have input on all matters before our Board and may be able to exercise significant influence over all matters requiring Board and stockholder approval. In particular, under our bridge loan arrangement, for a period that is the shorter of two years after the bridge loan financing or until our net cash flow has been no less than $0 for three consecutive months, our financings must be unanimously approved by our Board, which provides Pioneer Singapore and China Kington a veto right over such financings.

In addition, were Pioneer Singapore and Mr. Fu to cooperate, they could unilaterally elect all of their preferred director nominees at our 2017 Annual Meeting of Stockholders. Even with our classified board, Pioneer Singapore and Mr. Fu could ensure that five (5) of our eight (8) directors are either nominees of Pioneer Singapore or China Kington. In the interim, Pioneer Singapore, China Kington and/or Mr. Fu could exert significant indirect influence on us and our management in anticipation of a possible change in control of our Board.

The Primary Closing may not provide sufficient cash to fund our planned operations and meet our ongoing obligations until the Secondary Closing. As described above under “Repayment of the Bridge Loan,” we expect to receive less than $4.9 million in net proceeds from the Primary Closing to fund our planned operations and meet our ongoing obligations until the Secondary Closing. Based upon our current estimates of expenditures over this period, we expect proceeds from the Primary Closing to keep us at approximately break-even. Should we incur any unexpected expenses or should our estimates of expenditures prove to be inaccurate, we may need to seek additional sources of financing to fund our planned operations and meet our ongoing obligations until the Secondary Closing.

The timing of the Secondary Closing raises the risk that a closing condition may not be satisfied. Pursuant to the terms of the Purchase Agreement, the Secondary Closing shall occur on July 31, 2016, subject to customary closing conditions. Should we fail to satisfy any of the closing conditions, including affirming the representations and warranties in the Purchase Agreement as of the date of the Secondary Closing, then the Secondary Closing Purchasers may elect not to proceed with the Secondary Closing. In addition, one or more Secondary Closing Purchasers may fail to perform their obligations at the time of the Secondary Closing, including the obligation to pay the applicable subscription amount. If the Secondary Closing does not occur for any reason, we will need to seek additional sources of financing to fund our planned operations and meet our ongoing obligations during 2016.

Reasons for the Private Placement

Maintain our listing on the NYSE MKT. Our common stock is traded on the NYSE MKT, the leading capital market for small cap companies within the NYSE. On April 28, 2015, we were notified by the NYSE MKT that our common stock no longer satisfied continued listing standards and fell into the delisting categories set forth in Section 1003(a)(ii) (stockholders’ equity of less than $4,000,000 if an issuer has sustained losses from continuing operations and/or net losses in three (3) of its four (4) most recent fiscal years) and Section 1003(a)(iii) (stockholders’ equity of less than $6,000,000 if an issuer has sustained losses from continuing operations and/or net losses in its five (5) most recent fiscal years) of the Company Guide. In order to maintain our listing, we submitted a plan of compliance, addressing how we intend to regain compliance with the Company Guide within 18 months, or by October 28, 2016. On March 17, 2016, we were further notified by the NYSE MKT that our common stock no longer satisfied the requirements of Company Guide Section 1003(a)(i) (stockholders’ equity of less than $2,000,000 if an issuer has sustained losses from continuing operations and/or net losses in two (2) of its three (3) most recent fiscal years). We continue our listing but will be subject to periodic reviews by the NYSE MKT. If we do not make progress consistent with the plan, the exchange will initiate delisting procedures as appropriate.

The Board has considered the potential harm to the Company and its stockholders should the NYSE delist our common stock from the NYSE MKT. Delisting could adversely affect the liquidity of our common stock because alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Private Placement is a potentially effective means for us to maintain compliance with the rules of the NYSE MKT by increasing the stockholders’ equity of our common stock.

Our cash and cash equivalents are insufficient to fund our planned operations and meet our ongoing obligations. We have incurred significant losses from operations since inception and expect losses to continue until at least the end of 2016. As of April 7, 2016, we had cash and cash equivalents of approximately $1.2 million. Despite reducing our anticipated 2016 expenses by more than $7.0 million, our operating plans call for cash expenditures to exceed $13.4 million over the next nine (9) months. Because our cash and cash equivalents are not sufficient to fund our immediately planned operations, in order to fund such operations and meet our ongoing obligations, we must continue with our historical financing strategy to raise additional capital.

Our Board has determined that the Private Placement is our best alternative to achieve the Company’s financing objectives. Our Board has determined that an equity financing is in the best interests of our Company and its stockholders after a thorough evaluation of and comparison to the other alternatives that may be available to us, including, without limitation, seeking other sources of debt financing, pursuing new strategic partnerships and/or monetizing the Company’s non-core assets. This evaluation included, without limitation, the amount of capital that the Company could expect to raise and the terms it could expect to receive for each such alternative.

In addition, in connection with our bridge loan financing completed in January 2016, we granted China Kington a first right of refusal to lead our financings for a period that is the shorter of two years after the bridge loan financing or until our net cash flow has been no less than $0 for three consecutive months, and our Board must unanimously approve any financings during this period. As proposed by China Kington, the Private Placement would provide us with approximately $8.0 million in net cash to implement our business plan and meet our ongoing obligations, which the Board believes to be greater than our other strategic alternatives. In addition, the Board believes the proposed offering price for our common stock and Warrants in the Private Placement is fair given our current stock price, past performance, current assets and liabilities and strategic alternatives, among other considerations.

Pioneer Singapore has been a long-term financing partner to our Company and has demonstrated its commitment to NovaBay’s success through its significant investment in commercializing our products in the Asia-Pacific region. After careful consideration, our Board believes that the Private Placement is the Company’s best option to increase our stockholders’ equity, fund our planned operations and meet our ongoing obligations.

Stockholder Approval

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting is required for approval of the issuance of our common stock pursuant to the Purchase Agreement. If approved by the stockholders, we will be able to issue and sell to the Purchasers 6,173,299 shares of our common stock and 3,086,651 Warrants in accordance with the terms of the Purchase Agreement. If the issuance of our common stock pursuant to the Purchase Agreement is not approved by stockholders, we will not be able to issue and sell any shares of our common stock or Warrants pursuant to the Purchase Agreement.

Recommendation of Our Board

For the reasons described in this Proxy Statement, our Board recommends unanimously that you vote “FOR” the approval of the issuance of our common stock and Warrants pursuant to the Purchase Agreement.

PROPOSAL THREE:

APPROVAL OF AMENDMENT TO THE 2007 PLAN

Under the 2007 Omnibus Incentive Plan, as amended (the “2007 Plan”), 26,039 shares remain available for future grants as of April 7, 2016. At the Annual Meeting, stockholders will be asked to approve an amendment to the 2007 Plan in order to increase the number of shares reserved for issuance thereunder by two million, five hundred thousand (2,500,000) shares.

The amendment to the 2007 Plan was approved by the Board on March 22, 2016.

If the amendment to the 2007 Plan is approved by stockholders, the following revisions will be made to the 2007 Plan to effect such amendment:

(i)       Section 4(a) of the 2007 Plan shall be amended to increase the shares available for issuance under the 2007 Plan by two million, five hundred thousand (2,500,000) shares from two million (2,000,000) plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning on January 1, 2009 and ending on January 1, 2017, equal to four percent (4%) of the number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year or such lesser number as determined by the Board; and

(ii)     certain immaterial amendments that may be necessary to clarify existing provisions resulting from the amendment discussed above.

The full text of the 2007 Plan, as proposed to be amended, is attached as Exhibit A to this Proxy Statement, and the following description is qualified in its entirety by reference to that exhibit.

The Board believes that the amendment to the 2007 Plan to increase the number of shares reserved thereunder is necessary for the Company to have the ability to grant shares of the Company’s common stock in the form of stock options, restricted stock, restricted stock units (“RSUs”), cash settled restricted stock units, performance shares, and any other stock awards permitted under the 2007 Plan in order to attract and retain qualified non-employee directors and senior management personnel. The increase in shares will help the Company achieve this goal. It is the judgment of the Board that the amendment to the 2007 Plan is in the best interests of the Company and our stockholders.

As of April 7, 2016, there were options outstanding to purchase 435,531 shares of our common stock granted under the 2007 Plan and our previous equity incentive plans, and 26,039 shares of common stock available for issuance pursuant to awards to be granted under our 2007 Plan.

We are required to obtain stockholder approval of the 2007 Plan, as so amended, under the rules of the NYSE MKT.  This approval is also necessary to permit us to grant incentive stock options to employees under Section 422 of the Internal Revenue Code, as amended (the “Code”), and to ensure that compensation paid under the 2007 Plan is eligible for an exemption from the limits on tax deductibility imposed by Section 162(m) of the Code, which limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to (i) each of the company’s chief executive officer and the company’s next three (3) most highly compensated executive officers (excluding the principal financial officer) or (ii) based on recent informal guidance from the Internal Revenue Service, with respect to “smaller reporting companies” or (potentially) “emerging growth companies,” as such terms are defined for purposes of the Securities Exchange Act of 1934, each of the company’s chief executive officer and the company’s next two (2) most highly compensated executive officers (including the principal financial officer).

This Proposal Three, and the effectiveness of the 2007 Plan, as so amended, will not affect awards already granted under the 2007 Plan or the shares currently reserved for issuance under the 2007 Plan; however, as indicated above, only 26,039 shares of common stock remain available for grant under the 2007 Plan as of April 7, 2016.  If the 2007 Plan, as proposed to be amended, is approved by our stockholders at the Annual Meeting, our stockholders may suffer further dilution upon the exercise of future awards granted under the 2007 Plan, to the extent that more shares are authorized for issuance, and are issued, under the 2007 Plan.

Summary of the 2007 Plan

The following is a summary of the principal features of the 2007 Plan and is qualified in its entirety by reference to the 2007 Plan, as proposed to be amended, which is filed with the SEC as an attachment to this Proxy Statement.

Administration. The Compensation Committee of the Board is the committee of the Board currently administering the 2007 Plan (the “Committee”), and has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2007 Plan (provided, however, that awards to Committee members are required to be authorized by a disinterested majority of the Board).  Subject to the provisions of the 2007 Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award.  The Committee has authority to interpret the 2007 Plan, and establish rules and regulations for the administration of the 2007 Plan.  In addition, the Board may exercise the powers of the Committee at any time, but only to the extent it would not cause a loss of any benefits under Section 162(m) of the Code.

Eligible Participants. Any employee, officer, consultant, independent contractor or director providing services to us or any of our affiliates (including our current and future subsidiaries), who is selected by the Committee, is eligible to receive an award under the 2007 Plan.  Accordingly, each of our executive officers, directors and nominees for election as a director is eligible to receive awards under the 2007 Plan.  However, any such grants will be made by the Committee at its discretion.

Shares Available For Awards.  As of April 7, 2016, an aggregate of two million (2,000,000) shares of our common stock have been reserved for issuance over the term of the 2007 Plan.  As described above, without the amendment being proposed in this Proposal Three, every year the number of shares reserved for issuance under the 2007 Plan increases by an amount equal to the lesser of (a) four percent (4%) of the total number of shares of our common stock outstanding on the last day of the preceding year, or (b) such lesser number as determined by our Board.

The shares of common stock issuable under the 2007 Plan may be drawn from shares of authorized but unissued common stock or from shares of common stock that we re-acquire and hold in treasury.  The Committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2007 Plan.

If any shares of our common stock subject to any award or to which an award relates are forfeited or are reacquired by us, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2007 Plan.  In addition, shares used by award recipients as payment of the exercise price of an award or in satisfaction of the tax obligations relating to an award other than an incentive stock option will be available again for award grants.

Types of Awards and Terms and Conditions.  The 2007 Plan permits the granting of:

●	stock options (including both incentive and non-qualified stock options);
●	stock appreciation rights (“SARs”);
●	restricted stock and RSUs;
●	performance awards of cash, stock or property;
●	dividend equivalents;
●	other stock grants; and
●	other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2007 Plan or any other compensation plan.  Awards can be granted for no cash consideration or for cash or other consideration as determined by the Committee or as required by applicable law.  Awards may provide that upon the grant or exercise thereof, the holder will receive shares of our common stock or other securities or property, or any combination of these, in a single payment or installments.  The exercise price per share under any stock option and the grant price of any SAR will be determined by the Committee and may not be less than the fair market value on the date of grant of such option or SAR, or less than 110% of fair market value for incentive stock options granted to holders of more than 10% of our common stock.  Determinations of fair market value under the 2007 Plan will be made in accordance with methods and procedures established by the Committee. The term of awards will not be longer than 10 years, or in the case of incentive stock options, longer than 5 years with respect to holders of more than 10% of our common stock.

Stock Options.  The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.  We receive no payment for the grant of an option.  Upon cessation of service, we have the right to repurchase any or all unvested shares at a price per share determined by the Committee.

Stock Appreciation Rights.  The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR, as determined by the Committee, paid solely in shares of common stock. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee. This type of SAR is sometimes described as a “stock-settled stock appreciation right.”

Restricted Stock and RSUs. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The restrictions, if any, may lapse or be waived separately or collectively, in installments or otherwise, as the Committee may determine. The holder of RSUs will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock at some future date determined by the Committee. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock and RSUs will be forfeited, unless the Committee determines that it would be in our best interest to waive the remaining restrictions.

Performance Awards. Performance awards granted under the 2007 Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period. The Committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of Section 162(m) of the Code. Performance goals must be based solely on one or more of the following business criteria: (i) revenue; (ii) cash flow; (iii) gross profit; (iv) earnings before interest and taxes; (v) earnings before interest, taxes, depreciation and amortization; (vi) net earnings; (vii) earnings per share; (viii) margins, including gross profit, operating and net income margins; (ix) returns, including return on assets, equity, investment, capital and revenue and total stockholder return; (x) stock price; (xi) economic value added; (xii) working capital; (xiii) market share; (xiv) cost reductions; (xv) workforce satisfaction and diversity goals; (xvi) employee retention; (xvii) customer satisfaction; (xviii) completion of key projects; and (ixx) strategic plan development and implementation.

Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments in cash, shares of our common stock, other securities or other property equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee.

Other Stock Awards. The Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Committee and the 2007 Plan limitations.

Other Stock-Based Awards. The Committee may grant awards denominated or payable in shares of our common stock, including securities convertible into such shares, consistent with the purpose of the 2007 Plan.

Duration, Termination and Amendment. Unless earlier discontinued or terminated by the Board, the 2007 Plan will expire on March 15, 2017. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2007 Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date.

The Board and, pursuant to the delegation of its authority, the Committee may amend, alter or discontinue the 2007 Plan at any time, although stockholder approval must be obtained for any action that would, absent such approval, (i) violate the rules and regulations of the NYSE MKT or any other securities exchange applicable to us, (ii) cause Rule 16b-3 of the Exchange Act or Section 162(m) of the Internal Revenue Code to become unavailable with respect to the 2007 Plan or (iii) cause us to be unable under the Internal Revenue Code to grant incentive stock options under the 2007 Plan.

Transferability of Awards.  Unless otherwise provided by the Committee, awards under the 2007 Plan may only be transferred by will or by the laws of descent and distribution.

Acceleration. The Committee may accelerate the exercisability of any option award. The ability to accelerate vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the company.

Delivery of Shares for Tax Obligation. Under the 2007 Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2007 Plan and does not purport to be complete. This summary is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired pursuant to an award. Our ability to realize the benefit of any income tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Grant of Options and SARs.  The grant of a stock option or SAR is not expected to result in any taxable income for the recipient, and we will not be entitled to an income tax deduction.

Exercise of Options and SARs.  Upon exercising a non-qualified stock option, the optionee will recognize ordinary income equal to the excess, if any, of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. Upon exercising an incentive stock option, the optionee generally will not recognize taxable income (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the recipient of the SAR will recognize ordinary income in an amount equal to the fair market value on the exercise date of any shares of our common stock received, and we will generally be entitled at that time to an income tax deduction for the same amount.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising a non-qualified stock option or SAR or by exercising an incentive stock option.

Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under a non-qualified stock option or SAR. The optionee’s or recipient’s tax basis in those shares will be equal to the fair market value of the shares on the date of exercise, and the optionee’s or recipient’s capital gain holding period for those shares will begin on that date.

If an optionee holds a share acquired upon exercise of an incentive stock option for more than two years following the date the option was granted and more than one year following the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionee disposes of a share acquired upon exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date the option was exercised, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date the option was exercised, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. We will not be entitled to an income tax deduction on the disposition of a share acquired upon exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to an income tax deduction in an amount equal to the ordinary income includible in income by the optionee.

Awards Other than Options and SARs. As to other awards granted under the 2007 Plan that are payable in either cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. The holder’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from such an award will be the amount (if any) paid for such shares plus any ordinary income recognized when the shares are received.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. The holder’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from such an award will be the amount (if any) paid for such shares plus any ordinary income recognized when the shares become transferable or not subject to substantial risk of forfeiture.

To conform to the requirements of Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to (i) each of the company’s chief executive officer and the company’s next three (3) most highly compensated executive officers (excluding the principal financial officer) or (ii) based on recent informal guidance from the Internal Revenue Service, with respect to “smaller reporting companies” or (potentially) “emerging growth companies,” as such terms are defined for purposes of the Securities Exchange Act of 1934, each of the company’s chief executive officer and the company’s next two (2) most highly compensated executive officers (including the principal financial officer).  However, “qualified performance-based compensation” is not subject to the $1,000,000 deduction limit.  In general, to qualify as performance-based compensation under Section 162(m) of the Code, the following requirements need to be satisfied:  (1) the award must be approved by a committee consisting solely of two or more “outside directors,” (2) the award must be granted, become vested or settled, as applicable, only upon the achievement of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, (3) the committee must certify in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (4) prior to the granting (or vesting or settlement) of the award, a majority of the stockholders must have approved the material terms of the award (including the class of employees eligible for such award, the business criteria upon which the performance goals are based, and the maximum amount, or formula used to calculate the maximum amount, payable to any participant upon attainment of the performance goal with respect to any performance period).

The 2007 Plan has been designed to permit grants of stock options and SARs issued under the 2007 Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or a SAR may be exempt from the $1,000,000 deduction limit. Grants of other awards under the 2007 Plan may not so qualify for this exemption.  The 2007 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the Committee that grants options or SARs consists exclusively of members of our Board who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation, which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Section 162(m) of the Code.

Stockholder Approval

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting is required for approval of the 2007 Plan, as proposed to be amended. If approved by the stockholders, the amendment to the 2007 Plan will become effective upon such approval. If the amendment to the 2007 Plan is not approved by stockholders, the 2007 Plan will continue in effect under its current terms and the Company will not have sufficient shares available to issue further grants of the Company’s common stock in future years beyond such amount.

Recommendation of Our Board

For the reasons described in this Proxy Statement, our Board recommends unanimously that you vote “FOR” the approval of the 2007 Plan, as proposed to be amended.

PROPOSAL FOUR:

ADVISORY RESOLUTION ON EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protect Act (“Dodd-Frank Act”) and Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our NEOs disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

There are many challenges facing our business. It will take commitment from all the talented people throughout our Company to address all of these challenges. We believe that we have the right executive team in place to deliver our strategy, and we have designed our compensation programs to enable us to attract, retain and reward our team for delivering value to stockholders over the long term.

We are asking our stockholders to indicate their support for our NEO compensation as set forth in this Proxy Statement. This Proposal Four, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophies, policies and practices described in this Proxy Statement. We are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation of the named executive officers, as disclosed in NovaBay’s Proxy Statement for the 2016 Annual Meeting of Stockholders, is hereby approved.”

In 2013, the Company’s stockholders approved three (3) years as the frequency of stockholder advisory votes on the compensation of NovaBay’s executive officers, and the Company is currently due to conduct its triennial say-on-pay vote. The say-on-pay vote is advisory, and therefore not binding on NovaBay, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of NovaBay’s stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will consider stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

At the Company’s 2013 Annual Meeting, ninety-seven percent (97%) of the votes cast on the Say-on-Pay proposal were voted in favor of the Company’s executive compensation program. Given the significant level of support from the Company’s stockholders, the Compensation Committee and the Board believe that the Company is taking a measured, informed and responsible approach to executive compensation which incorporates all of the Company’s objectives and policies, including, but not limited to, a pay for performance culture that retains executives who perform strongly. The Board and Compensation Committee considered this substantial affirmation as one of many factors in crafting an executive compensation program that largely mirrors the stockholder approved approach.

Required Vote For Stockholder Approval

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting is required for approval.

Recommendation of Our Board

For the reasons described in this Proxy Statement, our Board recommends unanimously that you cast your advisory vote “FOR” the approval of the compensation of the NEOs.

PROPOSAL FIVE:

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of our Board has selected OUM & Co. LLP (“OUM”) as our independent auditors for the fiscal year ending December 31, 2016. We are asking the stockholders to ratify the selection by the Audit Committee of OUM as our independent auditors to audit our consolidated financial statements for the fiscal year ending December 31, 2016, and to perform other appropriate services. Stockholder ratification of the selection of OUM as our independent auditors is not required by the Bylaws or otherwise. In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the Company’s best interests and our stockholders’ best interests.

A representative of OUM is expected to be present at the Annual Meeting and will have the opportunity to make a brief presentation to the stockholders if he or she so desires and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the fees billed to us for the fiscal years ended December 31, 2015 and 2014, by OUM, our independent registered public accounting firm for such years:

	2015	2014
Audit Fees	$96,942	$150,167
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	68,094	22,305
Total Fees	$165,036	$172,472

Audit Fees. Audit fees consisted of fees billed by OUM for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements and other engagements such as consents, and review of documents filed with the SEC.

All Other Fees. All other fees consisted of fees associated with the review of registration statements on Form S-3 and Form S-8, comfort letters and consents performed by OUM.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

All engagements for services by OUM or other independent registered public accountants are subject to prior approval by the Audit Committee; however, de minimis non-audit services instead may be approved in accordance with applicable SEC rules. The Audit Committee approved all services provided by OUM for the fiscal years ended December 31, 2014 and December 31, 2015.

Required Vote For Stockholder Approval

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting is required for approval.

Recommendation of Our Board

Our Board recommends unanimously that you vote “FOR” the ratification of the selection of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the audited consolidated financial statements of NovaBay Pharmaceuticals, Inc. for the fiscal year ended December 31, 2015, included in the Annual Report on Form 10-K for that year.

The Audit Committee has reviewed and discussed the audited financial statements of NovaBay for the fiscal year ended December 31, 2015 with NovaBay’s management. The Audit Committee has discussed with NovaBay’s independent registered public accounting firm, OUM & Co. LLP, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received the written disclosures and the letter from OUM & Co. LLP required by applicable requirements of the PCAOB regarding OUM & Co. LLP’s communications with the Audit Committee concerning independence, and has discussed with OUM &Co. LLP the independence of OUM & Co. LLP.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to NovaBay’s Board that the audited financial statements be included in NovaBay’s Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Gail Maderis, Chairman Massimo Radaelli Paul E. Freiman

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information regarding our executive officers as of April 7, 2016.

Name	Age	Current Position(s)
Mark M. Sieczkarek	60	Interim CEO and President
Thomas J. Paulson, M.B.A	69	CFO, Corporate Secretary and Treasurer
Justin M. Hall	38	Senior Vice President and General Counsel

The following is certain biographical information regarding our executive officers. The biography of Mr. Sieczkarek appears earlier in this Proxy Statement in “Directors and Nominees” in Proposal One above.

Thomas J. Paulson, M.B.A., has served as our CFO, Corporate Secretary and Treasurer since January 2008. Prior to joining NovaBay, Mr. Paulson was: (i) a partner at Tatum LLC (“Tatum”), an executive services and consulting firm, which he joined in April 2007, where his job was focused primarily on business development; and (ii) the president and chief executive officer of The Paulson Group, a management consulting company whose clients included high-technology and biotechnology companies, which he founded in February 2006. Tatum is a management consulting firm providing “C” level interim professionals to private and public companies. Immediately prior to forming The Paulson Group, Mr. Paulson was vice president-finance, chief financial officer and secretary of Avigen, Inc. (“Avigen”), then a publicly traded biopharmaceutical company focused on unique and small molecule therapeutics and biologics, from 1996 to January 2006. As Avigen’s chief financial officer, Mr. Paulson was responsible for managing a staff of ten (10) people and oversaw the finance, accounting and human resources department. He also was a member of Avigen’s executive committee. From 1989 to 1994, Mr. Paulson served as chief financial officer, secretary and treasurer of Neurogen Corporation, a publicly traded development stage biotechnology company and held senior management positions at Ciba-Corning Diagnostics, Quidel Corporation and Abbott Laboratories. Mr. Paulson received a B.A. in Business Administration from Loyola University in Chicago and an M.B.A. from the University of Chicago.

Justin Hall, Esq., has served as our Senior Vice President and General Counsel (“GC”) since December 2015. Prior to this, he served as our Associate GC beginning in February 2013. Prior to joining NovaBay, Mr. Hall worked as Corporate Counsel at Accuray Incorporated, a radiation oncology company, which he joined in October 2006, where he reported directly to the General Counsel and provided substantive legal advice on a broad range of complex legal matters with a focus on employment, corporate compliance, and corporate governance. Mr. Hall also works as an investment advisor and attorney for the 401(k) Resource Center, which he founded in January 2009, which helps plan sponsors manage their retirement plans by providing legal advice. Mr. Hall’s prior experience also includes serving as an investment advisor at Sagemark Consulting from 2000 to 2006, and a stock broker at First Security Van Kasper from 1998 to 2001. Mr. Hall received a B.A. in Business Administration and Management from the University of California, San Diego, and a J.D. from the University of San Diego, School of Law.

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal years ended December 31, 2015 and December 31, 2014 by (1) our CEO (including our current and former CEO), (2) our CFO, (3) our GC, and (4) our former Senior Vice President of Business Development. With the exceptions of our Interim CEO and President and GC, who served as our executive officers for 2015 only, each of the other individuals served as an executive officer in both 2015 and 2014. The officers listed below are collectively referred to as the “NEOs” in this Proxy Statement.

Name and Principal Position (a)	Fiscal Year (b)	Salary (c)		Bonus (d)(2)	Option/Stock Awards (e)(f)(3)	All Other Compensation (i)		Total (j)

Mark M. Sieczkarek,	2015	$–	(1)	$–	$78,532	$23,750	(4)	$102,282
Chairman of the Board and Interim President and CEO

Thomas J. Paulson,	2015	$277,898		$–	$54,000	$6,946	(5)	$338,844
M.B.A. CFO, Secretary and Treasurer	2014	$277,898		$40,893	$33,190	$2,142		$354,123

Justin M. Hall, Esq.	2015	$160,401		$–	$20,250	$293	(5)	$180,944
GC

Roy J. Wu, M.B.A.(6)	2015	$248,400		$–	$47,250	$5,742	(5)	$301,392
Former Senior Vice President, Business Development	2014	$248,400		$32,897	$27,658	$2,514		$311,469

Ramin Najafi, Ph.D.(7)	2015	$365,898		$–	$–	$698,911	(8)	$1,064,809
Former CEO and President	2014	$400,000		$78,480	$49,784	$8,193		$536,457

______________

(1)

Although Mr. Sieczkarek was appointed by the Board as Interim President and CEO of the Company effective November 18, 2015, the Company and Mr. Mark Sieczkarek did not enter into an employment agreement, setting forth his salary compensation, until December 29, 2015. As part of his employment agreement, Mr. Sieczkarek agreed that the Compensation Committee shall have the sole discretion to pay one hundred percent (100%) of his salary in the form of equity compensation in order to further the Company’s effort to conserve cash. Certain information regarding Mr. Sieczkarek’s compensation arrangements is set forth in “Executive Compensation and Other Information—Employment-Related Agreements and Potential Payments Upon Termination or Change in Control – Mark Sieczkarek, Thomas Paulson and Justin Hall.”

(2)

Bonuses, including any cash compensation and annual incentive awards for fiscal year ended December 31, 2015, will be paid/granted in the spring of 2016. Upon these decisions being finalized, the Company will report them in a Current Report on Form 8-K

(3)

These amounts represent the aggregate fair value of the equity compensation paid to our NEOs during the fiscal year. The aggregate fair value is computed in accordance with FASB ASC Topic 718. See Note 11 to our consolidated financial statements in our annual report for the year ended December 31, 2015 (the “Annual Report”) regarding assumptions underlying valuation of equity awards.

(4)

These amounts include compensation paid to Mr. Sieczkarek in connection with his service as a director of the Company prior to his appointment as Interim President and CEO of the Company on November 18, 2015.

(5)	These amounts include individual life insurance premiums paid for by the Company.

(6)

Mr. Roy Wu ceased to be an executive officer of NovaBay on February 29, 2016. The terms of his separation agreement with the Company are set forth in “Executive Compensation and Other Information—Recent Developments after Fiscal Year End December 31, 2015.”

(7)	On November 18, 2015, Dr. Ramin Najafi stepped down as our President and CEO and Mr. Mark Sieczkarek, the Company’s Chairman of the Board, immediately assumed the role of Interim President and CEO.

(8)

This amount includes severance pay ($600,000, of which $480,000 was paid in the form of a stock grant) plus vacation payout at separation ($53,783) plus life insurance premiums ($9,651), and 18 months of COBRA coverage ($35,477).

In 2015 and 2014, our NEOs were awarded stock options under our 2007 Plan at an exercise price per share equal to the closing sales price of our common stock on the NYSE MKT on the date of grant. The options granted are not exercisable until vested, and vest as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in twelve (12) equal installments thereafter upon the completion of every three (3) months beginning with the first anniversary date.

In October 2015, as a part of the annual refresh awards to all employees, Mr. Paulson and Mr. Roy Wu were each granted options to purchase 6,000 shares, and Mr. Hall was granted options to purchase 2,000 shares. In September 2014, also as part of the annual refresh awards, Dr. Najafi was granted options to purchase 3,600 shares while Mr. Paulson, Mr. Roy Wu and Mr. Hall were each granted options to purchase 2,400, 2,000 and 1,200 shares, respectively.

2015 Performance Incentives

The Company’s performance incentive program in 2015 largely mirrored the performance incentive program used in 2014. The Board, upon the recommendation of the Compensation Committee, established the bonus payments for the 2015 fiscal year to be paid to the NEOs. The final amount and timing of award payments were at the discretion of the Compensation Committee, and the Compensation Committee could modify the amount of the bonus pool at its discretion, or defer or cancel awards at its discretion. The pre-established target bonuses were 0% of base salary for Mr. Sieczkarek, and 30% of base salary for each of Mr. Paulson, Mr. Roy Wu, and Mr. Hall. To establish the bonus payments for 2015 performance, the Compensation Committee applied the criteria previously established by the Compensation Committee for the Company’s bonus structure, and determined that a corporate goal achievement of 67% should be applied to the pre-established target bonuses for the executive officers.

In an effort to conserve cash, the Compensation Committee decided that any employees, including officers, may elect to have any portion of the 2015 bonus paid in fully vested RSUs. The cash portion of the 2015 bonus, as well as the RSUs, will be paid/granted in the spring of 2016. Upon these decisions being finalized, we will report them in a Current Report on Form 8-K.

2014 Performance Incentives

The Board, upon the recommendation of the Compensation Committee, established the bonus payments for the 2014 fiscal year to be paid to the NEOs. The final amount and timing of award payments were at the discretion of the Compensation Committee, and the Compensation Committee could modify the amount of the bonus pool at its discretion, or defer or cancel awards at its discretion. The pre-established target bonuses were 40% of base salary for Dr. Najafi, and 30% of base salary for each of Mr. Paulson and Mr. Roy Wu. To establish the bonus payments for 2014 performance, the Compensation Committee applied the criteria previously established by the Compensation Committee for the Company’s bonus structure, and determined that a corporate goal achievement of 45% should be applied to the pre-established target bonuses for the executive officers.

In an effort to conserve cash, the Compensation Committee decided that 30% of the 2014 bonus should be paid in fully vested RSUs. The cash portion of the bonus for 2014 performance was paid on March 25, 2015. The number of RSUs granted to each executive officer was calculated by using a stock price of $0.61 (the closing price of one share of Company common stock as reported by the NYSE MKT on March 20, 2015). The resulting awards had a grant date of March 23, 2015, and were fully vested as of the grant date.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the NEOs as of December 31, 2015. Stock options were granted pursuant to our 2002 Stock Option Plan (“2002 Plan”) and 2005 Stock Option Plan (“2005 Plan”) prior to our initial public offering in October 2007 and pursuant to our 2007 Plan thereafter. All options granted under our 2002 Plan and 2005 Plan were immediately exercisable and subject to a right of repurchase for any shares exercised prior to vesting. The options granted under our 2007 Plan are not exercisable until they have vested.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Securities That Have Not Vested (#)		Market Value of Securities That Have Not Vested ($)(2)

Mark M. Sieczkarek	966	(3)	–	$19.75	06/12/25
	3,398	(4)	309	$16.00	01/02/25
	1,343	(4)	–	$28.50	01/30/24
	525		675	$31.25	01/09/24

Thomas J. Paulson	8,000		–	$95.00	01/13/18	2,000	(5)	$4,040
	1,776		–	$48.75	09/05/19
	1,064		–	$39.00	01/28/19
	1,524		–	$43.75	10/06/19
	2,800		–	$47.00	11/15/20
	2,240		–	$27.25	10/27/21
	2,189	(6)	–	$36.00	02/17/22
	813		188	$30.50	09/26/22
	688		313	$28.25	01/10/23
	2,475		1,925	$42.75	09/26/23
	395	(7)	–	$25.00	04/15/24
	750		1,650	$18.75	09/26/24
	–		6,000	$6.75	10/05/25

Roy Wu(9)	4,500		–	$48.75	08/26/19	1,000	(5)	$2,020
	1,500		–	$48.75	08/10/20
	1,600		–	$47.00	11/15/20
	2,240		–	$27.25	10/27/21
	1,957	(6)	–	$36.00	02/17/22
	813		188	$30.50	09/26/22
	688		313	$28.25	01/10/23
	1,395		1,085	$42.75	09/26/23
	313	(7)	–	$25.00	04/15/24
	625		1,375	$18.75	09/26/24
	–		6,000	$6.75	10/05/25

Justin M. Hall	825		375	$30.50	02/01/23	1,000	(8)	$2,020
	428		333	$42.75	09/26/23
	375		825	$18.75	09/26/24
	–		2,000	$6.75	10/01/25

Ramin Najafi, Ph.D.(10)	5,000		–	$89.00	12/13/17
	2,600		–	$48.75	09/05/18
	3,128		–	$39.00	11/19/18
	2,000		–	$43.75	11/19/18
	5,200		–	$47.00	11/19/18
	2,800		–	$27.25	11/19/18
	3,866		–	$36.00	11/19/18
	2,600		–	$30.50	11/19/18
	3,400		–	$28.25	11/19/18
	6,000		–	$42.75	11/19/18
	408			$25.00	11/19/18
	3,600		–	$18.75	11/19/18

 __________________

(1)

Unless otherwise noted, each option vests as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in twelve (12) equal installments thereafter at the end of each calendar quarter. Options have a term of ten (10) years from the date of grant.

(2)	The market value is calculated by multiplying the number of shares subject to the award by the closing sales price of NovaBay’s common stock on December 31, 2015 of $2.02.
(3)	Stock options fully vested on June 30, 2015.
(4)	Stock options vested in twelve (12) equal monthly installments over one year starting from the date of grant.
(5)	Reflects unvested shares subject to an RSU award which will vest on October 5, 2016, the one-year anniversary of the grant date, subject to continued employment.
(6)	The options vested and became exercisable in four equal installments: Twenty-five percent (25%) each on March 30, 2012, June 30, 2012, September 30, 2012 and December 30, 2012.
(7)	Fully vested on the date of grant.
(8)	Reflects unvested shares subject to an RSU award which will vest on October 1, 2016, the one-year anniversary of the grant date, subject to continued employment.
(9)	Mr. Roy Wu ceased to be an executive officer of NovaBay on February 29, 2016.
(10)

Pursuant to Section 3 of the separation agreement between Dr. Najafi and the Company, dated November 18, 2015, all of Dr. Najafi’s outstanding options became fully vested on his date of separation from the Company, November 18, 2015. All such options shall expire on the shorter of (i) three (3) years from the date of separation or (ii) the expiration date of the applicable option.

Payments Pursuant to a Separation Agreement with Dr. Ramin Najafi

On November 18, 2015, we entered into a separation agreement with Dr. Najafi that provided for a total payment of $600,000 by December 31, 2016, of which at least $120,000 must be paid in cash and the remaining $480,000 may be paid in common stock in lieu of cash. Dr. Najafi’s new company, Najafi Pharma, Inc., has the right to occupy our east side laboratory space at no cost, beginning November 19, 2015, until we receive a bona fide offer to purchase the space from a third party, at which time, Dr. Najafi has a right of first refusal. Since Dr. Najafi was not in our employ at December 31, 2015, the details of his agreement are not discussed any further herein; rather, his actual incurred severance payments are included in the “Summary Compensation Table.”

Employment-Related Agreements and Potential Payments Upon Termination or Change in Control – Mark Sieczkarek, Thomas Paulson and Justin Hall

As of December 29, 2015, NovaBay had new employment agreements with each of Mark Sieczkarek and Justin Hall. As of January 1, 2016, the Company also had a new employment agreement with Thomas Paulson. The principal terms of those agreements are summarized below.

Mark Sieczkarek

Although Mr. Sieczkarek was appointed by the Board as Interim President and CEO of the Company effective November 18, 2015, the Company and Mr. Mark Sieczkarek did not enter into an employment agreement until the end of the year, on December 29, 2015.

Mr. Sieczkarek’s employment agreement provides for a term commencing on December 29, 2015 and ending on March 31, 2016, with renewal by successive three (3) month periods, but in no case may it extend past November 18, 2016. Mr. Sieczkarek’s employment agreement provides for an annual base salary of four hundred thousand dollars ($400,000), which the Compensation Committee of the Board shall have the sole discretion to pay one hundred percent (100%) in the form of equity compensation. Any such equity compensation shall be issued from the Company’s 2007 Plan and shall vest in equal monthly amounts subject to continuing eligibility. Mr. Sieczkarek’s salary shall be subject to review by the Company and may be adjusted by action of the Board, based on Mr. Sieczkarek’s performance, the financial performance of the Company and the compensation paid to a CEO (in comparable positions). Such adjustment shall not reduce Mr. Sieczkarek’s then-current annual base salary unless he provides written consent.

In addition, Mr. Sieczkarek shall be eligible for any bonus plan that is deemed appropriate by the Board. The bonus amount shall be determined by the Board, in its sole discretion, based upon the following factors: (i) the fulfillment of specific milestones and tasks delegated to Mr. Sieczkarek as set by Mr. Sieczkarek and the Company’s Board before the end of the 2015 calendar year, (ii) the evaluation of Mr. Sieczkarek’s performance by the Company’s Board, (iii) the Company’s financial, product and expected progress, and (iv) other pertinent matters relating to the Company’s business and valuation. Any bonus will be payable within two and a half (2 1/2) months following the termination of the employment agreement. There is no requirement for Mr. Sieczkarek to hold the interim position for a full year to be eligible for the bonus. The Compensation Committee of the Board shall have the sole discretion to pay any or all of the bonus in the form of equity compensation. Any such equity compensation shall be issued from the 2007 Plan, and shall be fully vested upon payment.

In the event the Company terminates Mr. Sieczkarek for cause, without cause (including death, disability or for constructive termination), or he resigns (each as defined in the employment agreement), he shall be entitled to any earned but unpaid wages or other compensation earned (including reimbursements of his outstanding expenses and unused vacation) through the termination date. In order to terminate Mr. Sieczkarek for cause (or for Mr. Sieczkarek to resign for constructive termination), the acting party shall give notice to the other party specifying the reason for termination and providing a period of thirty (30) days to cure the reason specified. If there is no cure within thirty (30) days or the notified party earlier refuses to effect the cure, the termination shall then be deemed effective. If Mr. Sieczkarek is terminated in connection with a Change of Control (as defined in the employment agreement), he shall be entitled to an amount equal to twice his annual base salary (the “CoC Severance”). The Compensation Committee of the Board shall have the sole discretion to pay any or all of the CoC Severance in the form of equity compensation.

Thomas Paulson

On January 1, 2016, the Company and Thomas J. Paulson, the Company’s CFO, executed a new employment agreement, in connection with the expiration of that certain employment agreement dated as of March 26, 2012, which expired on December 31, 2015. Mr. Paulson’s employment agreement provides for a term commencing on January 1, 2016 and ending on December 31, 2017. Mr. Paulson’s employment agreement also provides for an annual base salary of two hundred ninety thousand dollars ($290,000), subject to at least annual review, and may be adjusted by action of the Board, based on Mr. Paulson’s performance, the financial performance of the Company and the compensation paid to a CFO (in comparable positions). Such adjustments shall not reduce Mr. Paulson’s then-current annual base salary unless he provides written consent.

In addition, Mr. Paulson shall be eligible for any bonus plan that is deemed appropriate by the Board. The bonus amount shall be determined by the Board, in its sole discretion, based upon the following factors: (i) the fulfillment, during the relevant year, of specific milestones and tasks delegated, for such year, to Mr. Paulson as set by Mr. Paulson and the Company’s President/CEO and/or the Board, before the end of the first calendar quarter; (ii) the evaluation of Mr. Paulson by the Company’s President/CEO and/or the Board; (iii) the Company’s financial, product and expected progress and (iv) other pertinent matters relating to the Company’s business and valuation. Any bonus will be payable within two and a half (2 1/2) months following the end of the year for which the bonus was earned. The Committee shall have the sole discretion to pay any or all of the annual bonus in the form of equity compensation. Any such equity compensation shall be issued from the 2007 Plan, and shall be fully vested upon payment.

In the event the Company terminates Mr. Paulson for cause (as defined in the employment agreement), he shall be entitled to any earned but unpaid wages or other compensation (including reimbursements of his outstanding expenses and unused vacation) earned through the termination date. In the event the Company terminates Mr. Paulson without cause (including death, disability or for constructive termination) (each as defined in the employment agreement) or Mr. Paulson voluntarily terminates his employment upon or after reaching the age of 65 provided such termination constitutes a “separation from service” as such term is defined in Section 409A of the Internal Revenue Code, he shall be entitled to an amount equal to his annualized base salary in effect on the date of separation from service (the “CFO Severance Amount”). The CFO Severance Amount will be paid in equal monthly installments at the rate in effect at the time of Mr. Paulson’s termination. The Committee shall have the sole discretion to pay any or all of the CFO Severance Amount in the form of equity compensation. Any such equity compensation shall be issued from the 2007 Plan, and shall be fully vested upon payment. The CFO Severance Amount shall be in addition to Mr. Paulson’s earned wages and other compensation (including reimbursements of his outstanding expenses and unused vacation) through the date his employment is terminated from the Company. Moreover, all options held by Mr. Paulson will be subject to full accelerated vesting on the date of termination without cause and the exercise period shall be extended to three (3) years from the date of termination, or the option expiration date as provided in the stock option agreements between Mr. Paulson and the Company. In order to terminate Mr. Paulson for cause (or for Mr. Paulson to resign for constructive termination), the acting party shall give notice to the other party specifying the reason for termination and providing a period of thirty (30) days to cure the reason specified. If there is no cure within thirty (30) days or the notified party earlier refuses to effect the cure, the termination shall then be deemed effective.

Justin Hall

On December 29, 2015, the Company and Mr. Justin Hall executed a new employment agreement in connection with his appointment as the Company’s GC by the Board on December 28, 2015.

Mr. Hall’s employment agreement provides for a term commencing on December 29, 2015 and ending on December 31, 2017. Mr. Hall’s employment agreement provides for an annual base salary of one hundred ninety thousand dollars ($190,000), subject to at least annual review, which the Compensation Committee shall have the sole discretion to pay eighteen percent (18%) in the form of equity compensation. Any such equity compensation shall be issued from the 2007 Plan and shall vest in equal monthly amounts subject to continuing eligibility. Mr. Hall’s salary may be adjusted by action of the Board, based on Mr. Hall’s performance, the financial performance of the Company and the compensation paid to a GC (in comparable positions). Such adjustments shall not reduce Mr. Hall’s then-current annual base salary unless he provides written consent.

In addition, Mr. Hall shall be eligible for any bonus plan that is deemed appropriate by the Board. The bonus amount shall be determined by the Board, in its sole discretion, based upon the following factors: (i) the fulfillment, during the relevant year, of specific milestones and tasks delegated, for such year, to Mr. Hall as set by Mr. Hall and the Company’s President/CEO and/or the Board, before the end of the first calendar quarter; (ii) the evaluation of Mr. Hall by the Company’s President/CEO and/or the Board; (iii) the Company’s financial, product and expected progress, and (iv) other pertinent matters relating to the Company’s business and valuation. Any bonus will be payable within two and a half (2 1/2) months following the end of the year for which the bonus was earned. The Compensation Committee shall have the sole discretion to pay any or all of the annual bonus in the form of equity compensation. Any such equity compensation shall be issued from the 2007 Plan, and shall be fully vested upon payment.

In the event the Company terminates Mr. Hall for cause (as defined in the employment agreement), he shall be entitled to any earned but unpaid wages or other compensation (including reimbursements of his outstanding expenses and unused vacation) earned through the termination date. In the event the Company terminates Mr. Hall without cause (including death, disability, or for constructive termination) (each as defined in the employment agreement), he shall be entitled to an amount equal to his annualized base salary in effect on the date of separation from service plus the full target annual bonus percentage for the current fiscal year (the “GC Severance Amount”), which will be paid in equal monthly installments at the rate in effect at the time of Mr. Hall’s termination. The GC Severance Amount shall be in addition to Mr. Hall’s earned wages and other compensation (including reimbursements of his outstanding expenses and unused vacation) through the date his employment is terminated from the Company. Moreover, all options held by Mr. Hall will be subject to full accelerated vesting on the date of termination without cause and the exercise period shall be extended to three (3) years from the date of termination, or the option expiration date as provided in the stock option agreements between Mr. Hall and the Company. In order to terminate Mr. Hall for cause (or for Mr. Hall to resign for constructive termination), the acting party shall give notice to the other party specifying the reason for termination and providing a period of thirty (30) days to cure the reason specified. If there is no cure within thirty (30) days or the notified party earlier refuses to effect the cure, the termination shall then be deemed effective.

Recent Developments after Fiscal Year End December 31, 2015

On February 29, 2016, the Company entered into a separation agreement with Mr. Roy Wu that provided for total payment of three (3) months base salary (the “Wu Severance Payment”), or $62,100, payable in stock and in cash, with the first two (2) months’ salary to be paid in cash, and the last month’s salary to be paid in stock from the Company’s 2007 Plan. The number of shares granted to Mr. Roy Wu was determined by dividing one-third (1/3) of the Wu Severance Payment ($20,700) by the closing price of one share of NBY stock, as reported by the NYSE on March 31, 2016, and were issued to Mr. Roy Wu within three (3) business days of March 31, 2016. In exchange for the Wu Severance Payment, subject to applicable law, Mr. Roy Wu, on behalf of himself and his heirs, family members, executors, agents and assigns, released the Company and its current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, insurers, divisions, and subsidiaries, and predecessor and successor corporations and assigns (the “Releasees”) from any claim, complaint, charge, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Mr. Roy Wu may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred prior to and including the separation date of February 29, 2016. See the Company’s Current Report on Form 8-K dated March 1, 2016, available at www.sec.gov.

Director Compensation

The compensation and benefits for services as a member of our Board is determined by our Board. Directors employed by us are not compensated for service on the Board or any committee of the Board; however, we reimburse all directors for any out-of-pocket expenses incurred in connection with attending meetings of our Board and committees of our Board.

On December 15, 2014, the Board, upon the recommendation of the Compensation Committee, approved the 2015 director compensation program, effective on January 1, 2015, to continue until December 31, 2015. The approved director compensation is a combination of options and cash, as follows:

Board Meetings	Chairperson of Committee for Committee Meetings	All Other Members for Committee Meetings

Annual fee of $30,000 in cash and/or options. Cash compensation is payable quarterly on the first business day of the beginning of the quarter. If options are elected, the options are granted on the first day of the year of the grant on which the NYSE MKT is open for trading, and vest in equal monthly installments at the beginning of each month, over the course of one year.

Chairman of the Board – annual cash compensation of $30,000 per year, payable quarterly on the first business day of the beginning of the quarter.

Chairman of the Audit Committee – annual cash compensation of $12,000 per year, payable quarterly on the first business day of the beginning of the quarter.

Chairman of the Compensation Committee - annual cash compensation of $10,000 per year, payable quarterly on the first business day of the beginning of the quarter.

Chairman of the Nominating and Corporate Governance Committee – annual cash compensation of $8,000 per year, payable quarterly on the first business day of the beginning of the quarter.

Member of the Audit Committee - annual cash compensation of $6,000 per year, payable quarterly on the first business day of the beginning of the quarter.

Member of the Nominating and Corporate Governance Committee and the Compensation Committee - annual cash compensation of $5,000 per year, payable quarterly on the first business day of the beginning of the quarter.

Non-employee directors also may be granted additional awards under our equity incentive plans at the discretion of our Board.

The compensation received during 2015 by each director who is not an NEO is set forth below.

Name (a)(1)	Fees Earned or Paid in Cash (b)	Total ($) (h)

Charles J. Cashion(2)	$10,500	$10,500
Paul E. Freiman	$–	$–
Gail Maderis	$–	$–
T. Alex McPherson, M.D., Ph.D., ICD.D	$–	$–
Massimo Radaelli, Ph.D.	$41,000	$41,000
Tony D.S. Wicks(3)	$20,000	$20,000
Xinzhou (Paul) Li(4)	$–	$–
Mijia (Bob) Wu(5)	$–	$–
Xiaoyan (Henry) Liu(6)	$–	$–

____________

(1)

Ramin Najafi, Ph.D. is not included in this table because during 2015 he was an employee of the Company before his resignation from the Board on November 28, 2015, and therefore he received no compensation for his director service. The compensation received by Dr. Najafi as an employee of the Company is shown in the Summary Compensation Table above.

In addition, Mr. Sieczkarek is not included in this table because he is currently an NEO since Dr. Najafi’s retirement on November 28, 2015. Any compensation that he did receive for his director service during 2015 prior to becoming an employee of the company is reflected in the Summary Compensation Table above.
(2)

Mr. Cashion did not stand for re-election at our Annual Meeting last year, advising the Board that his expertise in managing and reviewing the financials of a research and development company are no longer applicable to the Company’s current operations and business strategy.

(3)	Mr. Wicks did not stand for re-election at our Annual Meeting last year, due to the term limits imposed by our Corporate Governance Guidelines.
(4)	Mr. Paul Li did not receive any cash fees or option awards as compensation for his Board membership in 2015.
(5)	Mr. Bob Wu was appointed by the Board as a director of the Company on January 26, 2016, and as such, Mr. Bob Wu does not have any cash fees or option awards to report for 2015.
(6)	Mr. Henry Liu was appointed by the Board as a director of the Company on January 26, 2016, and as such, Mr. Henry Liu does not have any cash fees or option awards to report for 2015.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates information as of April 7, 2016, regarding the ownership of our common stock by:

●	each person who is known by us to own more than 5% of our shares of common stock;

●	each of our senior executive officers who are NEOs under SEC proxy rules;

●	each of our directors; and

●	all of our directors and executive officers as a group.

The percentage of shares beneficially owned is based on 5,074,806 shares of common stock outstanding as of April 7, 2016. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them and no shares are pledged.

Name and Address of Beneficial Owners(1)	Number of Shares Beneficially Owned	Percent of Class
5% Stockholders (other than Executive Officers and Directors)
China Pioneer Pharma Holdings Limited(2)	1,286,044	24.5%
190 Elgin Avenue, George Town,
Grand Cayman, Cayman Islands KY1-9005
Jian Ping Fu(3)	1,077,544	20.7%

Executive Officers and Directors
Mark M. Sieczkarek(4)	216,676	4.2%
Thomas J. Paulson, M.B.A.(5)	29,014	*
Justin M. Hall, Esq.(6)	7,300	*
Paul E. Freiman(7)	24,734	*
Gail Maderis(8)	25,877	*
T. Alex McPherson, M.D., Ph.D., ICD.D(9)	32,316	*
Massimo Radaelli, Ph.D.(10)	1,525	*
Mijia (Bob) Wu (11)	31,746	*
Xiaoyan (Henry) Liu	–	*
Xinzhou (Paul) Li(2)	–	*
All directors and executive officers as a group (10 persons)(12)	382,610	7.3%

______________

*	Less than one percent (1%).

(1)

The address for each director and officer of NovaBay listed is c/o NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608. Number of shares beneficially owned and percent of class is calculated in accordance with SEC rules. A beneficial owner is deemed to beneficially own shares the beneficial owner has the right to acquire within sixty (60) days of April 7, 2016. For purposes of calculating the percent of class held by a single beneficial owner, the shares that such beneficial owner has the right to acquire within sixty (60) days of April 7, 2016 are also deemed to be outstanding; however, such shares are not deemed to be outstanding for purposes of calculating the percentage ownership of any other beneficial owner.

(2)

Director Xinzhou (Paul) Li is chief executive officer and chairman of China Pioneer Pharma, President of Pioneer Singapore, and Director of Pioneer Pharma (Hong Kong) Company Limited (“Pioneer Hong Kong”). Mr. Paul Li disclaims beneficial ownership of the shares of the Company common stock held by China Pioneer Pharma, Pioneer Singapore, and Pioneer Hong Kong. China Pioneer Pharma has sole voting and investment power with respect to 24,327 of these shares. In addition, China Pioneer Pharma, and Pioneer Hong Kong and Pioneer Singapore (by virtue of their indirect ownership by China Pioneer Pharma (discussed below)), share beneficial ownership of the remaining 1,261,717 shares, which includes 181,300 shares issuable upon exercise of outstanding warrants held by Pioneer Singapore, which are exercisable as of April 7, 2016, or within sixty (60) days after such date. Pioneer Singapore is a wholly-owned subsidiary of Pioneer Hong Kong. Pioneer Hong Kong is a wholly-owned subsidiary of China Pioneer Pharma. The address for Pioneer Hong Kong is: Flat 2605, 26/F Trendy Centre, 682 Castle Peak Road, Lai Chi Kok, Kowloon, Hong Kong. The address for Pioneer Singapore is: 33A Chander Road, Singapore 219539.

(3)

Includes (i) 950,559 shares of common stock held directly by Mr. Fu, and (ii) 126,985 shares issuable upon exercise of outstanding warrants which are exercisable as of April 7, 2016, or within sixty (60) days after such date.

(4)

Includes (i) 191,938 shares held directly by Mr. Sieczkarek, and (ii) 13,071 shares and 11,667 shares of common stock issuable upon exercise of outstanding options and warrants, respectively, which are exercisable as of April 7, 2016, or within sixty (60) days after such date.

(5)

Includes (i) 3,688 shares of common stock held directly by Mr. Paulson, and (ii) 25,326 shares issuable upon exercise of outstanding options which are exercisable as of April 7, 2016, or within sixty (60) days after such date.

(6)

Includes (i) 5,400 shares of common stock held directly by Mr. Hall, and (ii) 1,900 shares issuable upon exercise of outstanding options which are exercisable as of April 7, 2016, or within sixty (60) days after such date.

(7)

Includes (i) 1,806 shares held by the Paul Freiman and Anna Mazzuchi Freiman Trust, of which Mr. Freiman and his spouse are trustees, and (ii) 22,928 shares issuable upon exercise of outstanding options which are exercisable as of April 7, 2016, or within sixty (60) days after such date.

(8)

Includes 25,877 shares issuable upon exercise of outstanding options which are exercisable as of April 7, 2016, or within sixty (60) days after such date. The right to exercise these stock options is held by the Gail J. Maderis Revocable Trust dated April 7, 2013.

(9)

Includes (i) 268 shares held by the McPherson Family Trust, (ii) 1,508 shares held directly by Dr. McPherson, and (iii) 30,540 shares issuable upon exercise of outstanding options which are exercisable as of April 7, 2016, or within sixty (60) days after such date.

(10)	Includes 1,525 shares issuable upon exercise of outstanding options which are exercisable as of April 7, 2016, or within sixty (60) days after such date.

(11)

Includes 31,746 shares of common stock held directly by Mr. Bob Wu. As Non-Executive Director of China Pioneer Pharma, Mr. Bob Wu disclaims beneficial ownership of the shares of the Company common stock held by China Pioneer Pharma. See Note (2) above for shares of the Company owned by China Pioneer Pharma.

(12)

Includes the following held by one executive officer not appearing in the table: (i) 920 shares held directly; and (ii) 12,502 shares issuable upon exercise of outstanding options which are exercisable as of April 7, 2016, or within sixty (60) days after such date.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2015, with respect to shares of our common stock that may be issued under existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance under Equity Compensation Plans (excluding some securities reflected in first column)
Equity compensation plans approved by security holders(1)	387,528	$32.03	34,167
Equity compensation plans not approved by security holders	—	$—	—
Total	387,528		34,167

————————

(1)

Consists of our 2002 Plan, 2005 Plan and 2007 Plan. No additional option grants are being made under the 2002 Plan and the 2005 Plan. The 2007 Plan became effective in October 2007, and 34,167 shares were reserved for issuance under that plan at December 31, 2015. An additional 139,449 shares were added to the 2007 Plan in January 2015 pursuant to the evergreen provisions of the plan.

CERTAIN RELATIONSHIPS

AND RELATED TRANSACTIONS

The Company’s Audit Committee has the responsibility of reviewing any possible related party transactions. In conducting its review, the Audit Committee applies the principles of the Company’s Code of Conduct & Ethics and its Conflict of Interest Policy to: (a) the relationship of the related persons to the transaction; (b) the relationship between the Company and the related persons; (c) the importance of the interest to the related persons; and (d) the amount involved in the transaction. Since December 31, 2014, there has not been any transaction, nor is there any proposed transaction, in which NovaBay was a participant, and in which a “related party” of NovaBay had or is expected to have a direct or indirect material interest, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of NovaBay’s total assets at the end of the last two (2) completed fiscal years, that would require disclosure in this Proxy Statement, except for the following (unless otherwise indicated, all per share numbers have been retroactively adjusted to account for NovaBay’s 1-for-25 reverse stock split, effective December 18, 2015):

March 2015 Offering

In March 2015, we entered into a definitive securities purchase agreement with certain purchasers identified on the signature pages thereto (the “March Purchasers”), pursuant to which we issued to the March Purchasers immediately separable units (the “Units”) comprising shares of the Company’s common stock, warrants with a 5-year term (the “Long-Term Warrants”) to purchase additional shares of the Company’s common stock at $16.25 per share, and warrants with a 15-month term (the “Short-Term Warrants,” and together with the Long-Term Warrants, the “March Warrants”) to purchase additional shares of the Company’s common stock at $15.00 per share (the “March Private Placement”). Pioneer Singapore participated in the March Private Placement, purchasing 103,600 Units for an aggregate purchase price of $1,554,000, receiving therefor 103,600 shares, Long-Term Warrants to purchase 77,700 shares of the Company’s common stock, and Short-Term Warrants to purchase 103,600 shares of the Company’s common stock.

Dr. Najafi, our former CEO and President, and Mr. Sieczkarek, Chairman of our Board and current Interim CEO and President, participated in the March Private Placement on the same terms and conditions as Pioneer Singapore. Dr. Najafi and Mr. Sieczkarek each purchased 6,667 Units at a purchase price of $100,000, each receiving therefor 6,667 shares, Long-Term Warrants to purchase 5,000 shares of the Company’s common stock, and Short-Term Warrants to purchase 6,667 shares of the Company’s common stock.

In compliance with certain NYSE MKT rules regarding related party transactions, the $15.60 per Unit price paid by Pioneer Singapore, Dr. Najafi, and Mr. Sieczkarek was equal to the closing price of our common stock on the last trading day prior to the closing of the March Private Placement. While the March Private Placement was not specifically reviewed in advance as a related-party transaction, it was approved by our Board and a special finance committee made up of independent directors of our Board. Consistent with our Audit Committee charter, the Audit Committee also reviewed the March Private Placement.

In connection with the March Private Placement, we entered into a registration rights agreement with the March Purchasers pursuant to which we have filed a registration statement with the SEC registering the offer and sale of the shares issued in the offering, including the shares underlying the March Warrants.

May 2015 Offering

In May 2015, we entered into a definitive securities purchase agreement with certain purchasers identified on the signature pages thereto (the “May Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, subject to customary closing conditions, an aggregate of approximately 435,746 shares of the Company’s common stock, and warrants with a 12-month term (the “May Warrants”) to purchase up to approximately 217,873 additional shares of common stock at $19.50 per share, for an aggregate purchase price of $6,862,998 (the “May Private Placement”). The purchase price for a share of common stock and related warrant was $15.75. Kington Investment, an affiliated entity of China Kington, acted as the sole placement agent of the offering, and received a placement fee of $408,000 for acting as such.

In addition, we entered into a separate definitive securities purchase agreement with the March Purchasers pursuant to the pre-emptive rights afforded to the March Purchasers in the Company’s securities offering in March 2015, and pursuant to which the Company, in exchange for a waiver of the pre-emptive rights, issued to the March Purchasers (other than entities affiliated with the Company) an additional ten percent (10%) of the shares of common stock originally purchased in the Company’s securities offering in March 2015 (for an aggregate of 25,400 additional shares). In addition, we extended the term of the original Short-Term Warrants from a 15-month term to a 36-month term.

The May Purchasers acquired approximately 431,746 shares of common stock and warrants exercisable for 215,873 shares of common stock, for a total subscription price of $6,800,000. Such purchases were on behalf of six (6) investors of Kington Investment, including Mr. Jian Ping Fu, who acquired 253,969 shares of common stock and warrants exercisable for 126,985 shares of common stock. As described in further detail under “January 2016 Bridge Loan” below, we agreed to allow China Kington to nominate two (2) directors to our Board as consideration for its facilitation of a $3,020,000 bridge loan. Mr. Fu also participated in the bridge loan, personally lending us $1,365,000.

The May Private Placement was approved by our Board and a special finance committee made up of independent directors of our Board. Consistent with our Audit Committee charter, the Audit Committee also reviewed the May Private Placement.

In connection with the May Private Placement, we entered into a registration rights agreement with the May Purchasers pursuant to which we have filed a registration statement with the SEC registering the offer and sale of the shares issued in the offering (including shares underlying the May Warrants).

October 2015 Offering

On October 23, 2015, we entered into an underwriting agreement with Roth Capital Partners, LLC, relating to the public offering and sale of up to (a) 492,000 shares of the Company’s common stock and (b) warrants to purchase up to 442,800 shares of the Company’s common stock with an exercise price of $5.00 per share (the “October Offering”).

While no related parties directly participated in the October Offering, in connection with the October Offering, the March Purchasers agreed to reduce the length of notice required to such investors prior to the Company’s issuance of new securities from twenty (20) business days to two business days, for the remainder of such investors’ pre-emptive right period (expiring March 3, 2016). We entered into these agreements to enable the Company to expeditiously raise capital in this and future offerings. As consideration for these agreements, we amended certain provisions of the March Warrants.

Specifically, the amendments to the March Warrants decreased the exercise price for the March Warrants to $5.00 per share and extended the exercise expiration date for the Short-Term Warrants to March 6, 2020. A price protection provision also was added to the March Warrants, such that if we subsequently sell or otherwise dispose of Company common stock at a lower price per share than $5.00 or any securities exchangeable for common stock with a lower exercise price than $5.00, the exercise price of such warrants will be reduced to that lower price. As described in further detail under “March 2015 Offering” above, Dr. Najafi, Mr. Sieczkarek, and Pioneer Singapore participated in the March Private Placement and thus received the benefit of these warrant amendments.

January 2016 Bridge Loan

Beginning on December 30, 2015, we entered into a series of agreements pursuant to a loan (the “Loan”) facilitated by China Kington. In connection with the Loan, we issued five (5) promissory notes (the “Notes”) payable to Mr. Sieczkarek, The Gail J. Maderis Revocable Trust, Dr. T. Alex McPherson, Mr. Fu, and Pioneer Singapore (collectively, the “Lenders”), who loaned the Company an aggregate of $3,020,000. Specifically, Mr. Sieczkarek loaned the Company $199,000; The Gail J. Maderis Revocable Trust, on behalf of Ms. Maderis, a Director of the Company, loaned the Company $72,000; Dr. McPherson, a Director of the Company, loaned the Company $20,000; and Pioneer Singapore and Mr. Fu each loaned the Company $1,365,000. All Notes were issued on December 30, 2015 except the Note payable to Mr. Fu, which was issued on January 12, 2016.

The proceeds from the Notes are to be used for general corporate purposes. Minimum quarterly payments of principal and interest will begin on March 31, 2016 and continue on the last day of each June, September, December and March thereafter. The entire principal sum and any and all accrued and unpaid interest is payable in full upon our next financing, but in no event shall the term of the Loan extend beyond December 30, 2018, except for the loan by Mr. Fu, the term of which shall not extend beyond January 12, 2019. The Notes will pay interest at a rate of six percent (6%) per annum and may be prepaid in whole or in part at any time without premium or penalty.

In connection with the Notes, China Kington agreed to act as collateral agent for the benefit of the Lenders, in accordance with the terms of a collateral agency and intercreditor agreement, which was entered into on December 30, 2015 between China Kington and the Lenders. To secure the Notes, China Kington has a perfected security interest in all tangible and intangible assets of the Company, pursuant to a security agreement between the Company and China Kington, which was entered into on December 30, 2015.

As consideration for China Kington facilitating the Loan, the Company agreed to the following: (1) the grant of a first right of refusal for China Kington (or its designee that shall be acceptable to the Company in its reasonable discretion) to lead financings for the Company for a period that is the shorter of two (2) years or the day that the Company’s cash flow has been equal to or greater than $0 in each month for three (3) consecutive months, subject to certain limitations; (2) the participation of Mr. Sieczkarek as a Lender in this financing; (3) the participation of the Company’s Board, management and investors that the Board and management provide, to contribute an aggregate nine percent (9%) of funds in the Company’s next financing; (4) the appointment of two new members to the Company’s Board; and (5) the Company’s agreement to reasonably cooperate with reasonable requests made by an auditor engaged, and paid for, by China Kington, subject to certain limitations. As described in further detail under “Proposal One” above, China Kington nominated, and our Board appointed, Mr. Bob Wu and Mr. Henry Liu as directors pursuant to this agreement.

February 2016 Offering

On February 16, 2016, we entered into three securities purchase agreements (the “Purchase Agreements”) for the sale of an aggregate of 1,518,567 shares of the Company’s common stock to accredited investors. We entered into the first purchase agreement with Mr. Fu, pursuant to which the Company agreed to issue and sell to Mr. Fu, subject to customary closing conditions, 696,590 shares of Company common stock at $1.81 per share.

We entered into the second purchase agreement with Pioneer Singapore, pursuant to which the Company agreed to issue and sell to Pioneer Singapore, subject to customary closing conditions, 696,590 shares of Company common stock at $1.91 per share. We entered into the third purchase agreement with Mr. Sieczkarek, pursuant to which the Company agreed to issue and sell to Mr. Sieczkarek, subject to customary closing conditions, 125,387 shares of Company common stock at $1.91 per share.

China Kington served as placement agent in exchange for a commission equal to six percent (6%) of the gross proceeds received by the Company pursuant to the Purchase Agreements with Mr. Fu and Pioneer Singapore at the closing. The material relationships among the Company, Pioneer, Mr. Fu, and China Kington are described above in greater detail under “January 2016 Bridge Loan.”

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, our directors and officers and any persons holding more than 10% of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to report in this Proxy Statement any failure to file by these dates. We believe that, during 2015, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers and 10% stockholders. Based solely on our review of copies of the reports on the Section 16(a) forms received by us with respect to the fiscal year ended December 31, 2015, and the written representations received from the reporting persons that no other reports were required, we believe that all directors, executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a) and have filed all reports required by such section.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (excluding the exhibits thereto), accompanies the Proxy Statement, the Notice, the proxy card and other proxy materials being mailed to all stockholders. Stockholders may obtain a copy of the Annual Report and any of our other filings with the SEC, without charge, by writing to: Corporate Secretary, NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608. The Annual Report on Form 10-K (including the exhibits thereto) is also available on the SEC’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF
STOCKHOLDER PROPOSALS OR NOMINATIONS

Due Date For Stockholder Proposals and Nominations For Next Year’s Annual Meeting

Under applicable SEC rules, to be considered for inclusion in our proxy materials next year, your proposal must be submitted by December 16, 2016; however, if NovaBay’s 2017 Annual Meeting of Stockholders is not held on or between March 30, 2017 and May 29, 2017, then the deadline will be a reasonable time prior to the time we begin to print and mail our proxy materials. All stockholder proposals must comply with applicable rules and regulations adopted by the SEC.

Pursuant to our Bylaws, if you wish to submit a proposal to be included in next year’s proxy materials or nominate a director, you must do so no earlier than the close of business on the 120th day, and not later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting (for next year’s 2016 annual meeting, these dates would be January 3, 2017 and February 2, 2017, respectively); provided, however, that in the event that the date of the 2017 Annual Meeting of Stockholders is held more than thirty (30) days prior to or more than thirty (30) days after May 3, 2017, your notice must be delivered not earlier than the close of business on the 120th day prior to the 2017 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2017 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2017 Annual Meeting of Stockholders is first made. Stockholders are also advised to review the Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Stockholder proposals must be in writing and should be addressed to our Corporate Secretary, at our principal executive offices at 5980 Horton Street, Suite 550, Emeryville, California 94608. It is recommended that stockholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested, to provide proof of timely receipt. The presiding officer of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Bylaws and conditions established by the SEC.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other nominee or NovaBay that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker, bank or other nominee or NovaBay that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future, you may (1) notify your broker, bank or other nominee or (2) direct your written request to our Corporate Secretary, NovaBay Pharmaceuticals, Inc., 5980 Horton Street, Suite 550, Emeryville, California 94608, (510) 899-8800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee or NovaBay using the above information. In addition, NovaBay will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

DIRECTIONS TO ANNUAL MEETING LOCATION

The Annual Meeting will be held at the Wareham Building, 5858 Horton Street, Suite 260, Emeryville, California 94608 at 10:00 a.m. Pacific Time on Tuesday, May 3, 2016. Directions to this location are available at www.edocumentview.com/NBY (for all stockholders).

OTHER BUSINESS

The Board is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. If any other matter requiring a vote of the stockholders arises, it is intended that the proxy holders will vote the shares they represent as the Board may recommend. The proxy grants the proxy holders discretionary authority to vote on any such other matters properly brought before the Annual Meeting.

April 18, 2016	By Order of the Board of Directors,

/s/ Mark M. Sieczkarek
Mark M. Sieczkarek Chairman of the Board

NovaBay Pharmaceuticals, Inc.
2007 OMNIBUS INCENTIVE PLAN
(as amended on April 19, 2008, March 21, 2012 and March 22, 2016)

Section 1.     Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to continue in the Company’s employ or service and to afford such persons an opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company.

Section 2.     Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)     “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)     “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c)     “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)     “Board” shall mean the Board of Directors of the Company.

(e)     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)     “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director” and an “Outside Director.”

(g)     “Company” shall mean NovaBay Pharmaceuticals, Inc., a California corporation, and any successor corporation.

(h)     “Covered Employee” means an employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(i)     “Director” shall mean a member of the Board, including any Non-Employee Director.

(j)     “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)     “Eligible Person” shall mean any employee, officer, consultant, independent contractor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.

(l)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)     “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the American Stock Exchange, the closing price of one Share as reported on the American Stock Exchange on such date or, if the American Stock Exchange is not open for trading on such date, on the most recent preceding date when it is open for trading.

(n)     “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(o)     “Insider” shall mean (i) an insider (as defined in Section 1 of the Securities Act (Ontario)), except that a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary or an affiliate (as defined in Sections 1(2) and 1(4), respectively, of the Securities Act (Ontario)) of the Company shall not be an insider for purposes hereof, unless such director or senior officer: (1) in the ordinary course receives or has access to information as to material facts or material changes concerning the Company before the material facts or material changes are generally disclosed, (2) is a director or senior officer of a major subsidiary (as defined in National Instrument 55-101 - Insider Reporting Exemptions) or (3) is an insider of the Company in a capacity other than as a director or senior officer of the subsidiary or affiliate of the Company; and (ii) an associate (as defined in Section 1(1) of the Securities Act (Ontario)) or affiliate of any person who is an insider by virtue of the preceding clause (i).

(p)     “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 (which term “Non-Employee Director” is defined in this paragraph for purposes of the definition of “Committee” only and is not intended to define such term as used elsewhere in the Plan).

(q)     “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(r)     “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(s)     “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

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(t)     “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

(u)     “Outside Director” shall mean any Director who is an “outside director” within the meaning of Section 162(m) of the Code.

(v)     “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(w)     “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(x)     “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total shareholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(y)     “Permanent Disability” shall mean the inability of Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

(z)     “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(aa)     “Plan” shall mean the NovaBay Pharmaceuticals, Inc. 2007 Omnibus Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(bb)     “Qualified Performance Based Award” shall have the meaning set forth in Section 6(d) of the Plan.

(cc)     “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

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(dd)     “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or evidencing the right to receive a cash payment equal to the Fair Market Value of a Share if explicitly so provided in the Award Agreement) at some future date.

(ee)     “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(ff)     “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

(gg)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(hh)     “Service” shall mean the Participant’s performance of services for the Company (or any Affiliate) in the capacity of an employee, officer, consultant, independent contractor or director.

(ii)     “Share” or “Shares” shall mean a share or shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(jj)     “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.     Administration

(a)    Power and Authority of the Committee. The Plan shall be administered by the Committee. Any Awards made to members of the Committee, however, should be authorized by a disinterested majority of the Board. Subject to the express provisions of the Plan and to applicable law and other applicable stock exchange rules, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

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(b)     Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, but only to the extent it would not cause a loss of any benefits under Section 162(m).

(c)     Delegation of Duties. To the extent permitted by applicable law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Eligible Persons other than (i) executives of the Company who are subject to Section 16 of the Exchange Act, (ii) Covered Employees, or (iii) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3(c) shall serve in such capacity at the pleasure of the Board or Committee that created the same.

Section 4.     Shares Available for Awards

(a)     Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 4,500,000, plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning on January 1, 2009 and ending on January 1, 2017 equal to (i) four percent (4%) of the number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year or (ii) such lesser number of shares of Common Stock than provided for in Section 4(a)(i) as determined by the Board. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 4,500,000, plus the automatic annual increase described above, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 4,500,000, plus the automatic annual increase described above, subject to adjustment as provided in Section 4(c) of the Plan.

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(b)     Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(c)     Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Notwithstanding the forgoing, any adjustments made pursuant to this Section 4(c) shall be subject to any prior approvals as may be required of any relevant stock exchanges on which the Company’s securities are then traded or any other applicable regulatory authorities.

(d)     Section 162(m) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan which is intended to represent “qualified performance based compensation” with the meaning of Section 162(m) of the Code, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year.

Section 5.     Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

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Section 6.     Awards

(a)     Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)     Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)     Option Term. The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(iii)     Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee shall have the discretion to grant Options that are exercisable for unvested Shares. Should the Participant’s Service cease while the Shares issued upon the early exercise of the Participant’s Options are still unvested, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share determined by the Committee. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Award Agreement. Any repurchases must be made in compliance with the relevant provisions of California law.

(iv)     Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)     The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

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(B)     All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(C)     Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D)     The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E)     Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)     Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c)     Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

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(i)     Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)     Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

(iii)     Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a director, as the case may be (all as determined under criteria established by the Committee), during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)     Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. From time to time, the Committee may designate an Award granted pursuant to the Plan as an award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code (a “Qualified Performance Based Award”). Qualified Performance Based Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Qualified Performance Based Awards to the extent required by Section 162(m).

(e)     Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

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(f)      Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Other Stock Grant may have such terms and conditions as the Committee shall determine.

(g)     Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(h)     General.

(i)     Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law and any applicable stock exchange rules.

(ii)     Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)     Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

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(iv)     Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may, at any time that such Participant holds such Option, transfer a Non-Qualified Stock Option to any “Family Member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act), provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)     Black-Out Periods. Except for Incentive Stock Options issued pursuant to Section 6(a)(iv), if an Award expires during, or within five business days after, a trading black-out period imposed by the Company to restrict trades in the Company’s securities, then, notwithstanding any other provision of the Plan, the Award shall expire ten business days after the trading black-out period is lifted by the Company.

(vi)     Term of Awards. Subject to Sections 6(a)(iv)(C) and 6(h)(v), the term of each Award shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(vii)     Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been and continue to be admitted for trading on such securities exchange. No Shares or other assets shall be issued or delivered pursuant to the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable pursuant to the Plan, and all applicable listing requirements of any stock exchange or trading system on which Common Stock is then traded, including the American Stock Exchange and the Toronto Stock Exchange. No Shares shall be issued or delivered pursuant to the Plan if doing so would violate any internal policies of the Company.

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(viii)     Prohibition on Repricing. Except as provided in Section 4(c) of the Plan, no Option or Stock Appreciation Right may be amended to reduce its initial exercise or grant price and no Option or Stock Appreciation Right shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise or grant price, without the approval of the shareholders of the Company.

Section 7.     Amendment and Termination; Adjustments

(a)     Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)     violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

(ii)     causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii)     increases the number of shares authorized under the Plan as specified in Section 4(a);

(iv)     permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(h)(vii) of the Plan;

(v)     would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code; or

(vi)     increase the aggregate number of Common Shares in respect of which Awards have been granted and remain outstanding so as to result in: (A) the number of Common Shares reserved for issuance to Insiders pursuant to Awards exceeding 10% of the issued and outstanding Common Shares or (B) the issuance to Insiders pursuant to Awards, within a one-year period, of a number of Common Shares exceeding 10% of the issued and outstanding Common Shares.

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(b)     Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. Notwithstanding the foregoing, the Committee shall not waive any conditions or rights of the Company, or otherwise amend or alter any outstanding Qualified Performance Based Award in such a manner as to cause such Award not to constitute “qualified performance based compensation” within the meaning of Section 162(m) of the Code. Notwithstanding the forgoing, no amendments shall be made to any granted Awards to (i) reduce the exercise price of Option, or cancel and reissue any Options so as to in effect reduce the exercise price of Options, for the benefit of Insiders or (ii) extend the termination date beyond the original expiration date for the benefit of Insiders without first obtaining approval of the shareholders in accordance with the requirements of applicable stock exchange rules; and no action shall be taken with respect to granted Options without the consent of the optionee, unless the Board determines that such action does not materially alter or impair such Option.

(c)     Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.     Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations). The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

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Section 9.     General Provisions

(a)     No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)     Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)     Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)     No Rights of Shareholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e)     No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f)     No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment or service at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

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(g)     Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of California.

(h)     Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)     No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)     Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k)     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)     Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m)     Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

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(n)     Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable Canadian securities laws, the requirements of any applicable stock exchange and the California General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10.     Effective Date of the Plan

The Plan became effective on October 24, 2007.

Section 11.     Term of the Plan

No Award shall be granted under the Plan after (a) the March 15, 2017 or (b) any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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PROXY

NOVABAY PHARMACEUTICALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of NOVABAY PHARMACEUTICALS, INC. (“NovaBay”) hereby appoints MARK M. SIECZKAREK and THOMAS J. PAULSON, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of NovaBay to be held on Tuesday, May 3, 2016, at 10:00 a.m. Pacific Time at the Wareham Building, 5858 Horton Street, Suite 260, Emeryville, California 94608 and at any adjournment or postponement thereof, and to vote all shares by the undersigned of NovaBay’s common stock held of record on April 7, 2016, with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof.

The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Stockholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW, OR IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE AND FOR PROPOSAL TWO, PROPOSAL THREE, PROPOSAL FOUR AND PROPOSAL FIVE, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(continued and to be signed on the reverse side)

(continued from other side)

Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals Two, Three, Four and Five.

1.	To elect the three (3) Class III directors named below to hold office until the 2019 Annual Meeting of Stockholders, or until their successors have been duly elected and qualified.

Nominees standing for election:

Paul E. Freiman	[ ] FOR	[ ] WITHHOLD

Gail Maderis	[ ] FOR	[ ] WITHHOLD

Xiaoyan (Henry) Liu	[ ] FOR	[ ] WITHHOLD

2.

To approve the issuance of shares of NovaBay common stock and warrants to purchase common stock to purchasers pursuant to the terms of the Securities Purchase Agreement, dated April 4, 2016, in accordance with the stockholder approval requirements of NYSE MKT Company Guide Sections 713 and 711.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.

To approve an amendment to the 2007 Omnibus Incentive Plan to increase the number of shares of NovaBay common stock reserved for issuance thereunder from two million (2,000,000) to four million, five hundred thousand (4,500,000).

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.	To approve, on an advisory basis, the compensation of NovaBay’s named executive officers, as disclosed in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

5.	To ratify the appointment by NovaBay’s Audit Committee of OUM & Co. LLP as NovaBay’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS	[ ]
MARK HERE IF YOU PLAN TO ATTEND THE MEETING	[ ]

Date:

Signature

Signature

NOTE: This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title. If the stockholder is a partnership, please sign in the partnership name by authorized person.